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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5410

ING Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 28, 2010

ING Prime Rate Trust

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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ING Prime Rate Trust

ANNUAL REPORT

February 28, 2010

Table of Contents

Portfolio Managers' Report	2

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Statement of Cash Flows	11

Financial Highlights	12

Notes to Financial Statements	14

Portfolio of Investments	24

Shareholder Meeting Information	53

Additional Information	54

Tax Information	56

Trustee and Officer Information	57

Advisory Contract Approval Discussion	62

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ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2010
Net Assets	$830,784,773
Total Assets	$1,141,427,135
Assets Invested in Senior Loans	$1,102,501,436
Senior Loans Represented	488
Average Amount Outstanding per Loan	$2,259,224
Industries Represented	36
Average Loan Amount per Industry	$30,625,040
Portfolio Turnover Rate (YTD)	38%
Weighted Average Days to Interest Rate Reset	39
Average Loan Final Maturity	48 months
Total Leverage as a Percentage of Total Assets (including preferred shares)	24.79%

PERFORMANCE SUMMARY

The Trust declared $0.08 of dividends during the fourth fiscal quarter and $0.32 during the year ended February 28, 2010. Based on the average month-end net asset value ("NAV") per share of $5.69 for the fourth fiscal quarter and $5.12 for the year, this resulted in an annualized distribution rate(1) of 5.23% for the fourth fiscal quarter and 6.21% for the year. The Trust's total net return for the fourth fiscal quarter, based on NAV, was 6.61% versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(2) of 5.35% for the same quarter. For the year ended February 28, 2010, the Trust's total return, based on NAV, was 60.70%, versus 43.36% gross return for the Index. The total market value return (based on full reinvestment of dividends) for the Trust's common shares during the fourth fiscal quarter was 17.17% and for the year ended February 28, 2010 was 81.66%.

The loan market's remarkable performance in 2009 was the direct result of an historic and broadly based price recovery across the asset class. Coming off the worst year on record, 2008 (the underlying factors having been widely documented), the Index posted a record return driven largely by price appreciation. Important technical factors, i.e., loan supply and demand, remained quite strong throughout the year. While new loan issuance picked up late in the year, this supply was more than offset by repayments of existing loans, stemming in large part from bond-for-loan refinancing activity.

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Fundamental factors also played an increasingly important role in price recovery during the year, as reemerging economic growth brought with it generally improving cash flows and healthier balance sheets. Consistent with the early stage of most recovery cycles, stronger credit fundamentals attracted a steady increase in the flow of new equity and debt capital into the below investment grade corporate market, thereby dampening the pace of unanticipated loan restructurings and corporate bankruptcies. As a result, trailing default rates at the Index level, based on outstanding loan balances, have declined noticeably, as have expectations of the pace of new defaults.

PORTFOLIO REVIEW

The Trust's absolute and relative performance was the result of broad market improvement, the continued use of leverage and the avoidance of a good portion of the nonperforming assets that littered the market in 2009. Returns relative to the Index were favorable, despite an underweight across the lowest rated component of the Index (CCC+ and below). As risk appetite picked up in the second part of the year, this segment of the market, based on an exceptionally low initial price point at the start of the period, dramatically outperformed loans of higher quality from a total return perspective. Because of its generally higher quality bias, the Trust did not fully participate in this unprecedented rally, but managed to outperform nonetheless.

With some exceptions, the Trust's larger exposures (based on market value) fared well during the year. The Trust continues to hold meaningful positions in four of the top five contributors to Index returns during the period (First Data Corporation, Lyondell Chemical Company, Univision Communications, Inc. and Texas Competitive Electric Holdings Company, LLC). Conversely, the Trust did not hold any of the five worst detractors from Index returns for the fiscal year. The Trust continues to hold Metro Goldwyn Mayer, Inc. ("MGM"), however, which did hurt fiscal fourth quarter results after a default in October 2009. Including MGM, the Trust experienced 16 defaults during the fiscal year, which compared well to 61 in the Index during the same period.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2010 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
CHS/Community Health Systems, Inc.	3.2%	4.5%
Cequel Communications, LLC	2.5%	3.4%
CSC Holdings, Inc.	1.7%	2.3%
HCA, Inc.	1.7%	2.3%
PBL Media Finance Pty Ltd.	1.6%	2.3%
Texas Competitive Electric Holdings Company, LLC	1.6%	2.2%
Univision Communications, Inc.	1.6%	2.2%
Lyondell Chemical Company	1.4%	1.9%
Charter Communications Operating, LLC	1.3%	1.8%
First Data Corporation	1.3%	1.8%

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2010 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	13.2%	18.1%
North American Cable	8.6%	11.8%
Printing & Publishing	6.9%	9.5%
Data and Internet Services	5.6%	7.7%
Retail Stores	5.5%	7.6%
Chemicals, Plastics & Rubber	5.5%	7.6%
Utilities	5.1%	7.0%
Radio and TV Broadcasting	4.3%	5.9%
Diversified / Conglomerate Service	3.2%	4.4%
Beverage, Food & Tobacco	2.9%	4.0%

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

OUTLOOK

On the heels of a record-breaking 2009, the loan market is progressing in line with major expectations, buoying our outlook for solid returns in through the balance of 2010. That said, both market and idiosyncratic credit risks remain somewhat elevated. A declining default rate, while a healthy development, does not guarantee a commensurate reduction in overall risk. Prerequisites to an environment in which loan investors can fully exhale would include a steadily and evenly growing economy, normally functioning credit markets and a sustained balance between the supply of new loans and investor demand. While each of these factors continues to improve, we still do not have all cylinders firing simultaneously. Until that time, we remain focused on both avoiding losses related to new defaults and, perhaps more important at this stage of the cycle, maximizing recoveries on any existing or future defaults.

Ratings Distribution as of February 28, 2010 (Unaudited)
Baa	3.2%
Ba	36.3%
B	44.7%
Caa and below	4.9%
Not rated*	10.9%

Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Loans rated below Baa by Moody's are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Prime Rate Trust
April 9, 2010

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended February 28, 2010
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	60.70%	(1.63)%	2.40%	3.18%
Based on Market Value	81.66%	0.72%	2.90%	4.41%
S&P/LSTA Leveraged Loan Index	43.36%	3.39%	4.52%	4.83%
Credit-Suisse Leveraged Loan Index	39.40%	1.87%	3.80%	4.38%

The table above illustrates the total return of the Trust against the Indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on NAV reflect that ING Investments, LLC (the Trust's "Investment Adviser") may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 28, 2010	3.25%	4.20%	4.04%	5.24%	5.05%
November 30, 2009	3.25%	5.40%	5.72%	6.18%	6.54%
August 31, 2009	3.25%	5.34%	5.98%	7.33%	8.21%
May 31, 2009	3.25%	5.93%	6.68%	5.95%	6.70%

YIELDS AND DISTRIBUTION RATES

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last monthly dividend of each quarter and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in case of Market) at quarter-end.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's common shares. If short-term market interest rates fall, the yield on the Trust's common shares will also fall. To the extent that the interest rate spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust's assets may decrease, which will cause the Trust's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings. The Trust also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

ING Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Prime Rate Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Prime Rate Trust, as of February 28, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Prime Rate Trust as of February 28, 2010, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 26, 2010

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2010

ASSETS:
Investments in securities at value (Cost $1,184,357,452)	$1,112,248,560
Cash	1,859,065
Foreign currencies at value (Cost $483,409)	483,417
Receivables:
Investment securities sold	21,039,614
Interest	4,318,702
Other	28,031
Unrealized appreciation on forward foreign currency contracts	1,440,797
Prepaid expenses	8,949
Total assets	1,141,427,135
LIABILITIES:
Notes payable	83,000,000
Payable for investment securities purchased	24,284,058
Deferred arrangement fees on senior loans	241,618
Dividends payable — preferred shares	5,248
Payable to affilates	896,424
Payable to custodian	86,157
Accrued trustees fees	17,628
Unrealized depreciation on forward foreign currency contracts	58,327
Unrealized depreciation on unfunded commitments	1,488,579
Other accrued expenses	564,323
Total liabilities	110,642,362
Preferred shares, $25,000 stated value per share at liquidation value (8,000 shares outstanding)	200,000,000
NET ASSETS	$830,784,773
Net assets value per common share outstanding (net assets divided by 145,209,844 shares of beneficial interest authorized and outstanding, no par value)	$5.72
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,264,069,228
Undistributed net investment income	6,778,574
Accumulated net realized loss on investments and foreign currency related transactions	(367,799,734)
Net unrealized depreciation on investments, foreign currency related transactions, and unfunded commitments	(72,263,295)
NET ASSETS	$830,784,773

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 28, 2010

INVESTMENT INCOME:
Interest	$52,316,724
Arrangement fees earned	288,280
Other	2,051,474
Total investment income	54,656,478
EXPENSES:
Investment management fees	7,991,127
Administration fees	2,497,227
Transfer agent fees	75,351
Interest expense	1,589,319
Shareholder reporting expense	51,525
Custody and accounting expense	430,355
Professional fees	243,360
Preferred shares — dividend disbursing agent fees	520,509
Postage expense	532,810
Trustees fees	18,653
Excise tax expense	442,288
Miscellaneous expense	127,801
Total expenses	14,520,325
Reimbursement of expense by Investment Adviser (Note 11)	(442,288)
Net expenses	14,078,037
Net investment income	40,578,441
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND UNFUNDED COMMITMENTS:
Net realized loss on:
Investments	(71,500,234)
Forward foreign currency contracts	(4,693,337)
Foreign currency related transactions	(3,268,196)
Net realized loss on investments and foreign currency related transactions	(79,461,767)
Net change in unrealized appreciation or depreciation on:
Investments	361,385,677
Forward foreign currency contracts	(116,474)
Foreign currency related transactions	534,048
Unfunded commitments	980,356
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	362,783,607
Net realized and unrealized gain on investments, foreign currency related transactions, and unfunded commitments	283,321,840
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(534,821)
Increase in net assets resulting from operations	$323,365,460

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2010	Year Ended February 28, 2009
FROM OPERATIONS:
Net investment income	$40,578,441	$67,170,276
Net realized loss on investments, foreign currency related transactions, and payments by affiliates	(79,461,767)	(96,185,309)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	362,783,607	(237,600,787)
Distributions to preferred shareholders from net investment income	(534,821)	(8,394,943)
Increase (decrease) in net assets resulting from operations	323,365,460	(275,010,763)
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(45,727,025)	(59,418,526)
Decrease in net assets from distributions to common shareholders	(45,727,025)	(59,418,526)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions from common shares	193,985	279,285
Proceeds from shares sold	112,650	13,803
Net increase from capital share transactions	306,635	293,088
Net increase (decrease) in net assets	277,945,070	(334,136,201)
NET ASSETS:
Beginning of year	552,839,703	886,975,904
End of year (including undistributed net investment income of $6,778,574 and $21,095,219 respectively)	$830,784,773	$552,839,703

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2010

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$42,863,570
Dividends paid to preferred shareholders	(537,318)
Arrangement fee received	86,906
Other income received	2,584,565
Interest paid	(1,589,319)
Other operating expenses paid	(12,793,359)
Purchases of securities	(359,976,060)
Proceeds on sale of securities	397,368,002
Net cash provided by operating activities	68,006,987
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(45,533,040)
Redemption of preferred shares	(25,000,000)
Proceeds from shares sold	112,650
Net paydown of notes payable	2,000,000
Net cash flows used in financing activities	(68,420,390)
Net decrease	(413,403)
Cash at beginning of year	2,272,468
Cash at end of year	$1,859,065
Reconciliation of Net Increase in Net Assets Resulting from Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$323,365,460
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(361,385,677)
Change in unrealized appreciation or depreciation on foreign currencies	(2,928)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	116,474
Change in unrealized depreciation on unfunded commitments	(980,356)
Change in unrealized appreciation or depreciation on other assets and liablilities	(531,120)
Net accretion of discounts on investments	(11,500,322)
Net amortization of premiums on investments	157,005
Net realized loss on sale of investments and foreign currency related transactions	79,461,767
Purchases of securities	(359,976,060)
Proceeds on sale of securities	397,368,002
Decrease in other assets	1,971
Decrease in interest receivable	1,890,163
Decrease in prepaid expenses	105,367
Decrease in deferred arrangement fees on revolving credit facilities	(201,374)
Decrease in dividends payable — preferred shares	(2,497)
Increase in payable to affiliates	202,898
Decrease in accrued trustees fees	(18,045)
Decrease in other accrued expenses	(63,741)
Total adjustments	(255,358,473)
Net cash provided by operating activities	$68,006,987
Non Cash Financing Activities
Reinvestment of dividends	$193,985

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders	Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING Prime Rate Trust
02-28-10	3.81	0.28	1.95	(0.00)*	—	2.23	(0.32)	(0.32)	5.72	5.94
02-28-09	6.11	0.46	(2.29)	(0.06)	—	(1.89)	(0.41)	(0.47)	3.81	3.50
02-29-08	7.65	0.75	(1.57)	(0.16)	—	(0.98)	(0.56)	(0.72)	6.11	5.64
02-28-07	7.59	0.71	0.06	(0.16)	—	0.61	(0.55)	(0.71)	7.65	7.40
02-28-06	7.47	0.57	0.12	(0.11)	—	0.58	(0.46)	(0.57)	7.59	7.02
02-28-05	7.34	0.45	0.16	(0.05)	—	0.56	(0.43)	(0.48)	7.47	7.56
02-29-04	6.73	0.46	0.61	(0.04)	—	1.03	(0.42)	(0.46)	7.34	7.84
02-28-03	7.20	0.50	(0.47)	(0.05)	—	(0.02)	(0.45)	(0.50)	6.73	6.46
02-28-02	8.09	0.74	(0.89)	(0.11)	—	(0.26)	(0.63)	(0.74)	7.20	6.77
02-28-01	8.95	0.88	(0.78)	(0.06)	(0.04)	—	(0.86)	(0.92)	8.09	8.12

	Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses (before interest and other fees related to revolving credit facility)(4)	Expenses, prior to fee waivers and/or recoupments, if any(4)	Expenses, net of fee waivers and/or recoupments, if any(4)	Net investment income (loss)(4)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
ING Prime Rate Trust
02-28-10	60.70		81.66		1.77 (6)	1.99 (6)	1.93	5.56	830,785	38
02-28-09	(31.93	)(5)	(32.03	)(5)	1.95	3.01	3.01	7.86	552,840	10
02-29-08	(13.28)		(17.25)		2.20	4.36	4.36	10.35	886,976	60
02-28-07	8.85		13.84		2.21	4.62	4.62	9.42	1,109,539	60
02-28-06	8.53		(0.82)		2.33	4.27	4.27	7.71	1,100,671	81
02-28-05	7.70		2.04		2.29	3.18	3.17	6.04	1,082,748	93
02-29-04	15.72		28.77		2.11	2.40	2.40	6.68	1,010,325	87
02-28-03	0.44		2.53		2.19	2.68	2.68	7.33	922,383	48
02-28-02	(3.02)		(9.20)		2.25	3.64	3.64	9.79	985,982	53
02-28-01	0.19		9.10		1.81	4.45	4.45	10.39	1,107,432	46

(1)  Total investment return calculations are attributable to common shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(4)  Annualized for periods less than one year.

(5)  There was no impact on total return due to payments by affiliates.

(6)  Includes excise tax fully reimbursed by the Investment Adviser.

*  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets including Preferred Shares(a)				Ratios to average net assets plus borrowings
	Expenses (before interest and other fees related to revolving credit facility)(4)	Expenses, prior to fee waivers and/or recoupments, if any(4)	Expenses, net of fee waivers and/or recoupments, if any(4)	Net investment income (loss)(4)	Expenses (before interest and other fees related to revolving credit facility)(4)	Expenses, prior to fee waivers and/or recoupments, if any(4)	Expenses, net of fee waivers and/or recoupments, if any(4)	Net investment income (loss)(4)
Year or period ended	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
ING Prime Rate Trust
02-28-10	1.36 (6)	1.52 (6)	1.48	4.26	1.67 (6)	1.87 (6)	1.81	5.23
02-28-09	1.54	2.38	2.38	6.22	1.54	2.37	2.37	6.21
02-29-08	1.54	3.05	3.05	7.23	1.60	3.17	3.17	7.53
02-28-07	1.57	3.27	3.27	6.68	1.56	3.25	3.25	6.63
02-28-06	1.64	3.02	3.02	5.44	1.58	2.90	2.90	5.24
02-28-05	1.60	2.22	2.21	4.21	1.63	2.27	2.26	4.32
02-29-04	1.45	1.65	1.65	4.57	1.84	2.09	2.09	5.82
02-28-03	1.49	1.81	1.81	4.97	1.82	2.23	2.23	6.10
02-28-02	1.57	2.54	2.54	6.83	1.66	2.70	2.70	7.24
02-28-01	1.62	3.97	3.97	9.28	1.31	3.21	3.21	7.50

	Supplemental data
	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(b)	Borrowings at end of period	Asset coverage per $1,000 of debt(b)	Average borrowings	Common shares outstanding at end of year or period
Year or period ended	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
ING Prime Rate Trust
02-28-10	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	450,000	25,000	62,925	281,000	6,550	459,982	145,033
02-28-06	450,000	25,000	55,050	465,000	4,335	509,178	145,033
02-28-05	450,000	25,000	53,600	496,000	4,090	414,889	145,033
02-29-04	450,000	25,000	62,425	225,000	7,490	143,194	137,638
02-28-03	450,000	25,000	62,375	167,000	9,218	190,671	136,973
02-28-02	450,000	25,000	58,675	282,000	6,092	365,126	136,973
02-28-01	450,000	25,000	53,825	510,000	4,054	450,197	136,847

(a)  Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to Preferred Shareholders; ratios do not reflect any add-back for the borrowings.

(b)  Asset coverage ratios, as presented in previous annual reports, represented the coverage available for both the borrowings and preferred shares expressed in relation to each $1,000 of borrowings and preferred shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt is now presented to represent the coverage available to each $1,000 of borrowings before consideration of any preferred shares liquidation, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and preferred shares, expressed in relation to the per share liquidation price of the preferred shares. Asset coverage, with respect to Preferred Shares, represents the total assets of the Trust, less all liabilities and indebtedness not represented by "senior securities" (i.e., the Trust's Preferred Shares and borrowings described above) in relation to the total amount of Preferred Shares and borrowings outstanding. Asset coverage, with respect to borrowings, represents the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (i.e. the Trust's Preferred Shares and borrowings described above) in relation to the total amount of only borrowings outstanding (i.e. the denominator of the borrowings ratio includes only borrowings; in contrast, the denominator of the Preferred Share ratio includes both borrowings and Preferred Shares).

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Trust are normally valued at the average of the means of one or more bid and ask quotations obtained from an independent pricing service or other sources determined by the Trust's Board to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged independent pricing services to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of February 28, 2010, 98.6% of total loans were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service (level 2) or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and the Investment Adviser or ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or the Sub-Adviser that the Investment Adviser or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser or Sub-Adviser and monitored by the Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan,

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board. Investments in securities maturing in 60 days or less from the date of acquistion are valued at amortized cost which approximates market value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

For the year ended February 28, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectable, accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Trust as an unrealized gain or loss and is reported in the Statement of Assets and Liabilities. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency and are included in the Statement of Operations. These instruments may involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. Open forward foreign currency contracts are presented following the Portfolio of Investments. For the year ended February 28, 2010, the total amount of all open forward foreign currency contracts as presented following the Portfolio of Investments is indicative of the volume of this derivative type. During the year ended February 28, 2010, the Trust had average quarterly contract amounts on forward foreign currency contracts to buy and sell of $2,662,808 and $93,161,050, respectively.

E.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

G.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Investment Program (the "Program"), PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2010, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $384,454,421 and $410,877,942, respectively. At February 28, 2010, the Trust held senior loans valued at $1,102,501,436 representing 99.1% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	06/05/02	$100
Ascend Media (Residual Interest)	01/05/10	—
Block Vision Holdings Corporation (571 Common Shares)	09/17/02	—
Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)	12/26/00	9,793

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 3 — INVESTMENTS (continued)

	Date of Acquisition	Cost or Assigned Basis
Cedar Chemical (Liquidation Interest)	12/31/02	$—
Decision One Corporation (1,545,989 Common Shares)	05/17/05	1,116,773
Enterprise Profit Solutions (Liquidation Interest)	10/21/02	—
Euro United Corporation (Residual Interest in Bankruptcy Estate)	06/21/02	100
Ferretti SPA (Warrants for 0.111% Participation Interest)	09/30/09	—
Gainey Corporation (Residual Interest)	12/31/09	—
Grand Union Company (Residual Interest in Bankruptcy Estate)	07/01/02	2,576
Idearc - Supermedia (37,592 Common Shares)	01/05/10	—
ION Media Networks (7,182 Common Shares)	02/17/10	1,571,063
Kevco Inc. (Residual Interest in Bankruptcy Estate)	06/05/02	25
Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Reader's Digest (83,830 Common Shares)	02/23/10	1,574,327
Safelite Realty Corporation (57,804 Common Shares)	10/12/00	—
Transtar Metals (Residual Interest in Bankruptcy Estate)	01/09/03	40,230
US Office Products Company (Residual Interest in Bankruptcy Estate)	02/11/04	—
US Shipping Partners, L.P. (19,404 Common Shares)	11/25/09	—
Total Restricted Securities excluding senior loans (market value $5,029,484 was 0.61% of net assets at February 28, 2010)		$4,314,987

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment management agreement ("Investment Advisory Agreement") with the Investment Adviser, an Arizona limited liability company, to provide advisory and management services. The Investment Advisory Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Investment Advisory Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Adviser entered into a Sub-Advisory agreement with ING IM, a Connecticut corporation. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

The Trust has also entered into an administration agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's Managed Assets.

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2010, the Trust had the following amounts recorded in payables to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$682,990	$213,434	$896,424

The Trust has adopted a Retirement Policy ("Policy") covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

During the year ended February 28, 2009, the Trust's sub-adviser reimbursed the Trust for compensation received by an affiliate of the sub-adviser in connection with two loans the Trust purchased from that affiliate. Those purchases were conducted in a manner that was determined to be inconsistent with applicable regulations. The amount reimbursed to the Trust was $298,074.

NOTE 6 — COMMITMENTS

The Trust has entered into a $225 million 364-day revolving credit agreement which matures August 18, 2010, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prepaid arrangement fees are amortized over the term of the agreement. The amount of borrowings outstanding at February 28, 2010, was $83 million. Weighted average interest rate on outstanding borrowings was 1.73%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 7.27% of total assets at February 28, 2010. Average borrowings for the year ended February 28, 2010 were $46,416,438 and the average annualized interest rate was 3.42% excluding other fees related to the unused portion of the facilities, and other fees.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 6 — COMMITMENTS (continued)

As of February 28, 2010, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Calpine Corporation	$2,100,000
Cengage Learning, Inc.	3,333,333
Coleto Creek Power	5,000,000
Kerasotes Showplace Theatres, LLC	750,000
Lyondell Chemical Co.	$1,094,314
Sturm Foods, Inc.	500,000
$12,777,647

The unrealized depreciation on these commitments of $1,488,579 as of February 28, 2010 is reported as such on the Statement of Assets and Liabilities.

NOTE 7 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2010, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
8/17/09	25,000,000	24,980,237
8/17/09	5,000,000	5,000,000

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $180 million. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness and to purchase additional senior loans. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. Preferred shares have no stated conversion, redemption or liquidation date, but may be redeemed at the election of the Trust. Such shares may only be redeemed by the Preferred Shareholders if the Trust fails to meet certain credit quality thresholds within its portfolio.

Since early February 2008, the Trust has not received sufficient hold orders and purchase requests for its preferred shares during their weekly auctions that equaled the full amount of such shares. As a result the amount sold, if any, by each selling shareholder is reduced pro rata or to zero. In addition, the dividend rates on each series of preferred shares, which are normally set weekly by means of a Dutch Auction procedure, automatically reset to the maximum rate permitted under the preferred shares program. That maximum rate is 150% of the applicable commercial paper base rate on the days of each weekly auction.

On December 1, 2009, the Trust announced the approval by the Board to redeem during 2010 up to $100 million of the Trust's $225 million outstanding auction rate Preferred Shares (representing approximately 44% of each series of such shares) The redemption is expected to be accomplished by means of four calendar quarterly redemptions of up to $25 million each. The Preferred Shares are expected to be redeemed primarily using the proceeds of borrowings under the Trust's existing bank loan facility. Redemption costs and the ongoing costs of obtaining leverage through a bank loan facility may reduce returns to Common Shares and may be higher than the costs of leverage obtained through the Preferred Shares. The Trust and the Board will continue to closely monitor the situation regarding the Trust's outstanding Preferred Shares and to evaluate potential options to restore liquidity to and/or provide additional refinancing options for the Preferred Shares market in the context of applicable regulatory guidelines, as well as the economic and tax implications for holders of both its Common and Preferred Shares. During the fourth quarter, the first redemption of $25 million occurred.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 8 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by SSB for the Trust. There were no earnings credits for the year ended February 28, 2010.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 28, 2010, the Trust held 0.6% of its total assets in subordinated loans and unsecured loans.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Prime Rate Trust
	Year Ended February 28, 2010	Year Ended February 28, 2009
Number of Shares
Reinvestment of distributions from common shares	34,032	79,343
Proceeds from shares sold	19,763	3,921
Net increase in shares outstanding	53,795	83,264
Dollar Amount ($)
Reinvestment of distributions from common shares	$193,985	$279,285
Proceeds from shares sold	112,650	13,803
Net increase	$306,635	$293,088

NOTE 11 — FEDERAL INCOME TAXES

During the year ended February 28, 2010, the Trust incurred a Federal excise tax expense in the amount of $442,288 which has been fully reimbursed by the Investment Adviser.

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 28, 2010:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(47,811,357)	$(8,633,240)	$56,444,597

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2010	Year Ended February 28, 2009
Ordinary Income	Ordinary Income
$46,261,846	$67,813,469

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2010 were:

Undistributed Ordinary Income	Unrealized Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$8,166,292	$(74,816,431)	$(21,497,833)	$(97,064,717)	2011
			(57,686,392)	2012
			(22,421,058)	2013
			(560,828)	2014
			(41,585,301)	2017
			(125,812,939)	2018
			$(345,131,235)

The Trust's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of February 28, 2010, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

Subsequent to February 28, 2010, the second quarterly redemption of preferred shares is itemized below:

Preferred Shares	Total Shares Redeemed	Total Liquidation Preference	Redemption Date
Series M	200	$5,000,000	04/12/10
Series T	200	$5,000,000	04/13/10
Series W	200	$5,000,000	04/14/10
Series Th	200	$5,000,000	04/15/10
Series F	200	$5,000,000	04/16/10
Totals	1,000	$25,000,000

Please refer to Note 7 for disclosure of the redemption of up to $100 million of the Trust's auction rate Preferred Shares.

Subsequent to February 28, 2010, the Trust paid to Common Shareholders the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.025	2/26/10	3/10/10	3/22/10
$0.026	3/31/10	4/12/10	4/22/10

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2010 (continued)

NOTE 12 — SUBSEQUENT EVENTS (continued)

Subsequent to February 28, 2010, the Trust paid to Preferred Shareholders the following dividends from net investment income:

Preferred Shares	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates	Average Rate
Series M	$7.37	03/01/10 — 04/12/10	03/08/10 — 04/19/10	03/09/10 — 04/20/10	0.22%
Series T	$7.30	03/02/10 — 04/13/10	03/09/10 — 04/20/10	03/10/10 — 04/21/10	0.21%
Series W	$7.01	03/03/10 — 04/14/10	03/10/10 — 04/21/10	03/11/10 — 04/22/10	0.21%
Series Th	$7.35	03/04/10 — 04/15/10	03/11/10 — 04/22/10	03/12/10 — 04/23/10	0.21%
Series F	$7.58	03/05/10 — 04/16/10	03/12/10 — 04/23/10	03/15/10 — 04/26/10	0.22%

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010

Senior Loans*: 132.8%			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: 2.3%
		Avio Investments, S.P.A.	NR	NR
$76,311		Term Loan, 2.979%, maturing December 13, 2015			$73,004
		Delta Airlines, Inc.	Ba2	BB-
1,470,000		Term Loan, 2.251%, maturing April 30, 2012			1,383,025
498,750		Term Loan, 8.750%, maturing September 27, 2013			503,613
		Delta Airlines, Inc.	B2	B
6,365,471		Term Loan, 3.501%, maturing April 30, 2014			5,432,928
		Forgings International, Ltd.	NR	NR
1,000,000		Term Loan, 4.751%, maturing August 11, 2014			915,000
1,000,000		Term Loan, 5.251%, maturing August 11, 2015			917,500
		McKechnie Aerospace DE, Inc.	B1	B+
1,958,987		Term Loan, 2.240%, maturing May 11, 2014			1,857,609
		Transdigm, Inc.	Ba2	BB-
3,500,000		Term Loan, 2.249%, maturing June 23, 2013			3,426,171
		United Airlines, Inc.	B3	B+
4,046,121		Term Loan, 2.250%, maturing February 01, 2014			3,299,276
		Wesco Aircraft Hardware Corporation	Ba3	BB-
1,436,007		Term Loan, 2.480%, maturing September 29, 2013			1,394,722
					19,202,848
Automobile: 3.7%
		Avis Budget Car Rental	Ba3	B+
3,994,378	(5)	Term Loan, 4.000%, maturing April 19, 2012			3,966,629
		Dollar Thrifty Automotive Group, Inc.	B2	B-
3,438,911		Term Loan, 2.731%, maturing June 15, 2014			3,264,101
		Ford Motor Company	Ba3	B-
12,510,865		Term Loan, 3.259%, maturing December 16, 2013			11,751,530
1,000,000		Term Loan, 3.260%, maturing December 16, 2013			926,458
		KAR Holdings, Inc.	Ba3	B+
4,687,496		Term Loan, 2.980%, maturing October 18, 2013			4,541,012
		Oshkosh Truck Corporation	Ba3	BB-
2,753,989		Term Loan, 6.258%, maturing December 06, 2013			2,762,595
		TRW Automotive, Inc.	Ba3	BB-
2,775,000		Term Loan, 5.000%, maturing May 30, 2015			2,785,406
475,000		Term Loan, 5.000%, maturing May 30, 2016			477,177
					30,474,908
Beverage, Food & Tobacco: 4.0%
		ARAMARK Corporation	Ba3	BB
1,917,673		Term Loan, 2.126%, maturing January 26, 2014			1,826,583

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Beverage, Food & Tobacco: (continued)
	$10,800,883		Term Loan, 2.126%, maturing January 27, 2014			$10,333,993
	1,089,534		Term Loan, 2.145%, maturing January 27, 2014			1,042,437
			Bolthouse Farms, Inc.	B1	B
	1,000,000		Term Loan, 5.500%, maturing February 11, 2016			1,002,083
			Bolthouse Farms, Inc.	Caa1	CCC+
	375,000	(5)	Term Loan, maturing August 11, 2016			375,000
			Dole Food Company, Inc.	Ba2	BB-
	288,000	(5)	Term Loan, maturing February 01, 2017			288,900
	672,000	(5)	Term Loan, maturing February 01, 2017			674,100
			Pierre Foods	B2	BB-
	831,250		Term Loan, 8.500%, maturing September 30, 2014			831,250
			Pinnacle Foods Holding Corporation	B2	B
	7,547,296		Term Loan, 2.979%, maturing April 02, 2014			7,123,810
			Sturm Foods, Inc.	B2	B-
	2,901,428		Term Loan, 4.750%, maturing January 31, 2014			2,903,844
			United Biscuits Holdco, Ltd.	NR	NR
GBP	2,976,692		Term Loan, 3.225%, maturing December 15, 2014			4,283,547
			Van Houtte, Inc.	Ba3	BB-
	$1,294,079		Term Loan, 2.751%, maturing July 19, 2014			1,227,218
	176,465		Term Loan, 2.751%, maturing July 19, 2014			167,348
			Wm. Wrigley Jr. Company	Baa3	BBB
	700,000		Term Loan, 3.063%, maturing December 17, 2012			703,172
	630,000		Term Loan, 3.313%, maturing October 06, 2014			633,148
						33,416,433
Buildings & Real Estate: 2.1%
			Capital Automotive, L.P.	Ba3	B
	4,046,770		Term Loan, 2.730%, maturing December 14, 2012			3,713,922
			Contech Construction Products, Inc.	B1	B
	1,601,485		Term Loan, 2.230%, maturing January 31, 2013			1,456,351
			Custom Building Products, Inc.	Ba2	BB-
	2,246,289		Term Loan, 8.000%, maturing October 29, 2011			2,232,250
			Goodman Global, Inc.	Ba3	BB
	1,953,368		Term Loan, 6.250%, maturing February 13, 2014			1,965,975
			John Maneely Company	B3	B
	3,355,115		Term Loan, 3.501%, maturing December 09, 2013			3,165,789

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Buildings & Real Estate: (continued)
			KCPC Acquisition, Inc.	Ba2	CCC
	$189,655		Term Loan, 2.413%, maturing May 22, 2014			$153,147
	522,257		Term Loan, 2.563%, maturing May 22, 2014			421,723
			Tishman Speyer	NR	NR
	1,979,280		Term Loan, 15.240%, maturing April 30, 2010			1,986,703
	2,500,000	(3)	Term Loan, 4.000%, maturing December 27, 2012			1,988,543
						17,084,403
Cargo Transport: 1.1%
			Baker Tanks, Inc.	B1	B
	1,728,202		Term Loan, 4.750%, maturing May 08, 2014			1,591,384
			Ceva Group, PLC	B1	B-
	1,867,073		Term Loan, 3.240%, maturing November 04, 2013			1,615,017
	723,070		Term Loan, 3.251%, maturing November 04, 2013			636,302
	997,442		Term Loan, 3.240%, maturing January 04, 2014			862,788
			Dockwise Transport, N.V.	NR	NR
	728,331		Term Loan, 2.001%, maturing January 11, 2015			693,007
	596,861		Term Loan, 2.001%, maturing January 11, 2015			567,913
	611,954		Term Loan, 2.876%, maturing January 11, 2016			582,275
	596,861		Term Loan, 2.876%, maturing January 11, 2016			567,914
			Inmar, Inc.	B1	B
	785,031		Term Loan, 2.480%, maturing April 30, 2013			749,705
			US Shipping Partners, L.P.	NR	NR
	1,189,765		Term Loan, 9.200%, maturing November 12, 2013			963,710
						8,830,015
Cellular: 0.1%
			NTELOS, Inc.	Ba3	BB
	997,500		Term Loan, 5.750%, maturing August 07, 2015			1,005,293
						1,005,293
Chemicals, Plastics & Rubber: 7.6%
			AZ Chem US, Inc.	B1	BB-
EUR	641,664		Term Loan, 2.909%, maturing February 26, 2013			856,532
			Brenntag Holding GmbH & Co. KG	B1	BB-
	$3,542,098		Term Loan, 1.985%, maturing January 20, 2014			3,462,401
	1,151,397		Term Loan, 2.007%, maturing January 20, 2014			1,109,659

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
			Celanese U.S. Holdings, LLC	Ba2	BB+
	$3,200,000		Term Loan, 1.981%, maturing April 02, 2014			$3,082,000
			Chemtura Corporation	NR	NR
	1,250,000		Term Loan, 6.000%, maturing March 22, 2011			1,257,813
			Cristal Inorganic Chemicals, Inc.	B1	B
	2,581,684		Term Loan, 2.501%, maturing May 15, 2014			2,426,783
			GenTek Holding, LLC	B1	B+
	333,333		Term Loan, 7.000%, maturing October 29, 2014			336,125
			Hexion Specialty Chemicals, Inc.	Ba3	B-
	1,152,000		Term Loan, 2.452%, maturing May 05, 2013			967,680
	1,189,046		Term Loan, 4.000%, maturing May 05, 2015			1,120,676
	2,985,809		Term Loan, 4.063%, maturing May 05, 2015			2,754,409
	1,318,040		Term Loan, 4.063%, maturing May 05, 2015			1,215,892
	975,000		Term Loan, 4.063%, maturing May 05, 2015			892,125
			Huntsman International, LLC	Ba2	B+
	4,550,000		Term Loan, 2.486%, maturing June 30, 2016			4,330,085
			Ineos US Finance, LLC	Caa1	B-
	1,352,169		Term Loan, 7.001%, maturing December 17, 2012			1,287,096
EUR	899,296	(5)	Term Loan, 5.522%, maturing December 16, 2013			1,142,249
EUR	95,550	(5)	Term Loan, 5.522%, maturing December 16, 2013			121,363
	$2,686,723		Term Loan, 7.501%, maturing December 16, 2013			2,505,369
EUR	684,922	(5)	Term Loan, 6.022%, maturing December 16, 2014			869,959
EUR	309,924		Term Loan, 6.022%, maturing December 16, 2014			393,652
	$2,685,987		Term Loan, 8.001%, maturing December 16, 2014			2,504,683
			ISP Chemco, Inc.	Ba3	BB-
	3,412,500		Term Loan, 2.000%, maturing June 04, 2014			3,253,607
			JohnsonDiversey, Inc.	Ba2	BB-
	2,000,000		Term Loan, 5.500%, maturing November 24, 2015			2,020,000
			Kraton Polymers, LLC	B1	B
	1,360,687		Term Loan, 2.250%, maturing May 13, 2013			1,303,991
		(2)	Lyondell Chemical Company	Ba1	NR
	2,189,639		Debtor in Possession Term Loan, 9.168%, maturing April 06, 2010			2,291,457
		(2)	Lyondell Chemical Company	Ba3	NR
	5,274,525		Debtor in Possession Term Loan, 5.793%, maturing April 06, 2010			5,529,022
		(2)	Lyondell Chemical Company	NR	NR
	709,357		Revolver, 3.729%, maturing December 20, 2013			507,190

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
	$189,162		Revolver, 3.729%, maturing
			December 20, 2013			$133,202
	428,178		Term Loan, 3.729%, maturing December 20, 2013			301,509
	1,351,526		Term Loan, 3.729%, maturing December 22, 2014			966,341
	543,066		Term Loan, 3.979%, maturing December 22, 2014			382,409
	543,066		Term Loan, 3.979%, maturing December 22, 2014			382,409
	543,066		Term Loan, 3.979%, maturing December 22, 2014			382,409
	2,356,515		Term Loan, 7.000%, maturing December 22, 2014			1,671,162
	2,356,515		Term Loan, 7.000%, maturing December 22, 2014			1,671,162
	2,356,515		Term Loan, 7.000%, maturing December 22, 2014			1,671,162
			MacDermid, Inc.	B2	B+
EUR	1,713,657		Term Loan, 2.634%, maturing
			April 11, 2014			1,925,693
	$1,475,087		Term Loan, 2.229%, maturing
			April 12, 2014			1,323,891
		(2)	Northeast Biofuels, LLC	NR	NR
	115,095	(3)	Term Loan, 10.750%, maturing June 28, 2013			8,057
			Polypore, Inc.	Ba2	BB-
	3,250,000		Term Loan, 2.480%, maturing July 03, 2014			3,083,437
			Rockwood Specialties Group, Inc.	Ba2	BB-
	1,791,468		Term Loan, 6.000%, maturing May 15, 2014			1,801,321
						63,245,982
Containers, Packaging & Glass: 3.5%
			Berry Plastics Corporation	B1	B
	4,809,370		Term Loan, 2.254%, maturing April 03, 2015			4,331,107
			Graham Packaging Company	B1	B+
	857,950		Term Loan, 2.500%, maturing October 07, 2011			849,606
	8,161,498		Term Loan, 6.750%, maturing April 05, 2014			8,228,921
			Graphic Packaging International, Inc.	Ba3	BB
	3,375,408		Term Loan, 2.250%, maturing May 16, 2014			3,285,750
			KLEOPATRA LUX 2, S.À. R.L	NR	NR
	2,917,598		Term Loan, 2.918%, maturing January 03, 2016			2,443,488

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Containers, Packaging & Glass: (continued)
			OI European Group, B.V.	Baa3	BBB
EUR	647,541		Term Loan, 1.924%, maturing June 14, 2013			$852,616
			Pro Mach, Inc.	B1	B
	$2,316,772		Term Loan, 2.490%, maturing
			December 14, 2011			2,085,095
			Reynolds Consumer Products Holdings, Inc.	B1	BB-
	1,500,000		Term Loan, 6.250%, maturing November 05, 2015			1,514,813
		(2)	Smurfit-Stone Container Corporation	NR	D
	286,329		Revolver, 3.057%, maturing November 01, 2009			286,329
	862,665		Revolver, 2.841%, maturing November 02, 2009			862,665
	173,279		Term Loan, 4.500%, maturing November 01, 2010			172,123
	371,682		Term Loan, 2.242%, maturing November 01, 2011			367,965
	197,196		Term Loan, 2.500%, maturing November 01, 2011			195,881
	112,376		Term Loan, 2.500%, maturing November 01, 2011			111,603
			Xerium Technologies, Inc.	Caa3	CC
	4,061,067	(3)	Term Loan, 6.751%, maturing May 18, 2012			3,746,335
						29,334,297
Data and Internet Services: 7.7%
			Activant Solutions, Inc.	B1	B
	86,171		Term Loan, 2.812%, maturing May 01, 2013			82,401
	2,626,118		Term Loan, 2.285%, maturing May 02, 2013			2,511,225
			Amadeus IT Group, S.A.	NR	NR
EUR	1,268,581		Term Loan, 2.427%, maturing July 01, 2013			1,658,320
EUR	1,268,581		Term Loan, 2.927%, maturing July 01, 2014			1,658,320
			Audatex	Ba2	BB-
	$1,068,713		Term Loan, 2.063%, maturing May 16, 2014			1,050,679
			Carlson Wagonlit Holdings, B.V.	B2	CCC+
	2,640,670		Term Loan, 3.999%, maturing August 03, 2012			2,379,904
			First Data Corporation	B1	B+
	3,607,445		Term Loan, 2.980%, maturing September 24, 2014			3,161,273
	5,007,347		Term Loan, 2.999%, maturing September 24, 2014			4,381,083
	8,138,877		Term Loan, 2.999%, maturing September 24, 2014			7,102,863
			L-1 Identity Solutions Operating Company	Ba3	BB
	478,844		Term Loan, 7.250%, maturing August 05, 2013			480,037

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Data and Internet Services: (continued)
			Language Line, Inc.	Ba3	B+
	$1,785,714		Term Loan, 5.500%, maturing
			November 04, 2015			$1,796,875
			Orbitz Worldwide, Inc.	B2	B+
	6,331,742		Term Loan, 3.239%, maturing July 25, 2014			6,009,881
			Reynolds & Reynolds Company	Ba2	BB
	7,147,514		Term Loan, 2.251%, maturing October 26, 2012			6,802,053
			Sabre, Inc.	B1	B
	11,958,689		Term Loan, 2.488%, maturing September 30, 2014			10,528,299
			Sitel, LLC	B1	B
	1,261,385		Term Loan, 5.743%, maturing January 30, 2014			1,200,418
			Sungard Data Systems, Inc.	Ba3	BB
	249,090		Term Loan, 1.978%, maturing February 28, 2014			239,943
	1,478,775		Term Loan, 6.750%, maturing February 28, 2014			1,492,454
	6,739,625		Term Loan, 3.873%, maturing February 26, 2016			6,597,615
			Transaction Network Services, Inc.	Ba3	BB
	2,384,615		Term Loan, 6.000%, maturing November 18, 2015			2,384,973
			Travelport, Inc.	Ba3	B
	975,000		Term Loan, 2.740%, maturing August 23, 2013			921,375
	1,445,156		Term Loan, 2.744%, maturing August 23, 2013			1,362,261
	289,971		Term Loan, 2.751%, maturing August 23, 2013			273,338
						64,075,590
Diversified / Conglomerate Manufacturing: 3.1%
			Brand Services, Inc.	B1	B
	2,793,275		Term Loan, 2.563%, maturing February 07, 2014			2,609,386
	1,221,875		Term Loan, 3.563%, maturing February 07, 2014			1,160,781
			Dresser, Inc.	B2	B+
	4,852,885		Term Loan, 2.500%, maturing May 04, 2014			4,656,745
			Edwards (Cayman Islands II), Ltd.	B3	B
	3,168,750		Term Loan, 2.252%, maturing May 31, 2014			2,554,805
			EPD, Inc.	NR	NR
	2,993,594		Term Loan, 2.730%, maturing July 31, 2014			2,470,652
	428,750		Term Loan, 2.730%, maturing July 31, 2014			353,853
			Ferretti, S.P.A.	NR	NR
EUR	385,205	(3)	Term Loan, 3.472%, maturing January 31, 2015			229,551

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
EUR	385,868	(3)	Term Loan, 3.972%, maturing January 31, 2016			$229,946
EUR	63,830	(3)	Term Loan, 6.472%, maturing January 31, 2017			18,258
			Manitowoc Company, Inc. (The)	B1	BB
	$2,787,695		Term Loan, 7.500%, maturing November 06, 2014			2,784,211
			Mueller Group, Inc.	Ba3	BB-
	724,436		Term Loan, 5.001%, maturing May 23, 2014			722,806
			Rexnord Corporation / RBS Global, Inc.	B1	BB-
	951,322		Term Loan, 2.500%, maturing July 19, 2013			898,703
	1,000,000		Term Loan, 2.791%, maturing July 19, 2013			944,688
			Sensata Technologies, B.V.	B1	B+
	5,047,845		Term Loan, 1.999%, maturing April 26, 2013			4,760,749
			Sensus Metering Systems, Inc.	Ba2	NR
	1,382,609		Term Loan, 2.251%, maturing December 17, 2010			1,349,772
			Textron Fastening Systems	Caa1	CCC+
	496,371		Term Loan, 14.000%, maturing August 11, 2013			392,133
						26,137,039
Diversified / Conglomerate Service: 4.4%
			Affinion Group, Inc.	Ba2	BB
	3,899,193		Term Loan, 2.252%, maturing October 17, 2012			3,802,688
			AlixPartners, LLP	Ba3	BB
	2,578,769		Term Loan, 2.258%, maturing October 12, 2013			2,504,630
			Brickman Group Holdings, Inc.	B1	BB
	1,935,941		Term Loan, 2.251%, maturing January 23, 2014			1,851,244
			Brock Holdings, Inc.	Caa1	B
	2,769,793		Term Loan, 2.323%, maturing February 26, 2014			2,392,409
			Catalina Marketing Corporation	Ba2	BB-
	4,346,396		Term Loan, 2.979%, maturing October 01, 2014			4,211,932
			Coach America Holdings, Inc.	B2	B
	2,089,270		Term Loan, 3.000%, maturing April 18, 2014			1,782,843
	442,989		Term Loan, 3.001%, maturing April 20, 2014			378,017
			Intergraph Corporation	B1	BB-
	2,384,107		Term Loan, 2.252%, maturing May 29, 2014			2,321,496
			ISS Holding A/S	NR	NR
EUR	491,228	(5)	Term Loan, 2.715%, maturing December 31, 2013			627,075

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Service: (continued)
EUR	3,508,772	(5)	Term Loan, 2.715%, maturing December 31, 2013			$4,479,104
			ISTA International GmbH	NR	NR
EUR	1,622,153		Term Loan, 2.992%, maturing May 14, 2015			1,998,052
EUR	377,847		Term Loan, 3.332%, maturing May 14, 2015			465,405
			Valleycrest Companies, LLC	B1	B
	$1,796,578		Term Loan, 2.260%, maturing March 12, 2014			1,688,784
			Vertafore, Inc.	B1	B
	1,025,245		Term Loan, 5.500%, maturing July 31, 2014			991,924
			West Corporation	B1	BB-
	4,155,204		Term Loan, 2.619%, maturing October 24, 2013			4,026,002
	3,139,054		Term Loan, 4.119%, maturing July 15, 2016			3,134,329
						36,655,934
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 1.2%
			Georgia Pacific, LLC	Ba2	BBB
	6,192,078		Term Loan, 2.256%, maturing December 23, 2012			6,068,627
	3,837,988		Term Loan, 3.502%, maturing December 23, 2014			3,843,265
						9,911,892
Ecological: 0.1%
			Synagro Technologies, Inc.	B3	CCC+
	877,500		Term Loan, 2.230%, maturing April 02, 2014			780,975
			Synagro Technologies, Inc.	Caa3	CCC-
	485,000		Term Loan, 4.980%, maturing October 02, 2014			379,917
						1,160,892
Electronics: 2.6%
			Aeroflex, Inc.	Ba3	BB-
	990,063		Term Loan, 3.500%, maturing August 15, 2014			929,011
			Brocade Communications Systems, Inc.	Ba2	BBB-
	805,222		Term Loan, 7.000%, maturing October 07, 2013			812,435
			Decision One	NR	NR
	1,795,482		Junior Notes, 15.000%, maturing November 29, 2013			1,795,482
			Freescale Semiconductor, Inc.	B2	B-
	2,111,778	(5)	Revolver, maturing November 10, 2012			1,895,320
	5,675,103	(5)	Term Loan, 1.979%, maturing November 29, 2013			5,257,451
			Infor Enterprise Solutions Holdings, Inc.	B1	B+
	487,500		Term Loan, 2.990%, maturing July 28, 2012			453,984
EUR	727,500		Term Loan, 3.390%, maturing July 28, 2012			894,313

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Electronics: (continued)
	$1,827,814	(5)	Term Loan, 3.980%, maturing July 28, 2012			$1,710,149
	953,642	(5)	Term Loan, 3.990%, maturing July 28, 2012			892,252
			Infor Enterprise Solutions Holdings, Inc.	Caa2	CCC+
EUR	500,000		Term Loan, 6.675%, maturing March 02, 2014			578,893
			Kronos, Inc.	Ba3	B+
	$3,123,104		Term Loan, 2.251%, maturing June 11, 2014			2,965,621
			Semiconductor Components Industries, LLC	Baa3	BB+
	1,945,000		Term Loan, 2.001%, maturing September 03, 2013			1,918,256
			Spansion, LLC	NR	NR
	1,875,000		Term Loan, 7.750%, maturing January 08, 2015			1,890,234
						21,993,401
Finance: 1.4%
			LPL Holdings, Inc.	Ba3	B+
	7,299,843		Term Loan, 2.001%, maturing June 28, 2013			7,016,974
			Nuveen Investments, Inc.	B3	B
	4,893,540		Term Loan, 3.291%, maturing November 13, 2014			4,281,848
						11,298,822
Foreign Cable, Foreign TV, Radio and Equipment: 2.0%
			Casema Bidco / Serpering Investments, B.V.	NR	NR
EUR	227,032		Term Loan, 2.918%, maturing September 15, 2014			300,515
EUR	112,665		Term Loan, 2.918%, maturing September 15, 2014			149,131
EUR	160,304		Term Loan, 2.918%, maturing September 15, 2014			212,189
EUR	500,000		Term Loan, 3.418%, maturing September 14, 2015			661,835
			Numericable / YPSO France SAS	NR	NR
EUR	255,547		Term Loan, 4.425%, maturing June 16, 2014			293,338
EUR	416,946		Term Loan, 4.425%, maturing June 16, 2014			478,604
EUR	662,182		Term Loan, 4.425%, maturing June 16, 2014			760,105
EUR	231,858		Term Loan, 4.675%, maturing December 31, 2015			264,269
EUR	435,480		Term Loan, 4.675%, maturing December 31, 2015			496,354
			UPC Broadband Holding, B.V.	Ba3	B+
	$1,944,864		Term Loan, 2.180%, maturing December 31, 2014			1,852,078
	1,055,136		Term Loan, 3.930%, maturing December 30, 2016			1,030,868

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Foreign Cable, Foreign TV, Radio and Equipment: (continued)
EUR	4,268,168		Term Loan, 4.178%, maturing December 31, 2016			$5,387,823
EUR	3,078,704		Term Loan, 4.995%, maturing December 31, 2017			3,929,080
			Virgin Media Investment Holdings, Ltd.	Ba2	BB
GBP	396,839		Term Loan, 4.177%, maturing September 03, 2012			592,765
GBP	396,839		Term Loan, 4.431%, maturing September 03, 2012			592,765
						17,001,719
Gaming: 3.7%
			Cannery Casino Resorts, LLC	B3	B+
	$607,103		Term Loan, 2.479%, maturing May 18, 2013			556,638
	501,961		Term Loan, 2.478%, maturing May 20, 2013			460,235
		(2)	Fontainebleau Las Vegas, LLC	NR	NR
	535,170	(3)	Term Loan, 6.000%, maturing June 06, 2014			105,696
	1,070,339	(3)	Term Loan, 6.000%, maturing June 06, 2014			211,392
			Golden Nugget, Inc.	Caa3	CC
	1,825,411		Term Loan, 3.230%, maturing June 30, 2014			1,388,073
	1,038,902		Term Loan, 3.238%, maturing June 30, 2014			789,999
			Green Valley Ranch Gaming, LLC	Ca	CC
	750,000		Term Loan, 3.504%, maturing August 16, 2014			93,750
			Harrahs Operating Company, Inc.	Caa1	B-
	4,203,110		Term Loan, 3.249%, maturing January 28, 2015			3,405,176
	2,415,817		Term Loan, 3.249%, maturing January 28, 2015			1,958,322
	2,249,697		Term Loan, 3.249%, maturing January 28, 2015			1,826,941
	1,555,556		Term Loan, 9.500%, maturing October 31, 2016			1,558,149
			Isle Of Capri Casinos, Inc.	B1	B+
	2,996,879		Term Loan, 3.251%, maturing November 25, 2013			2,939,438
	846,757		Term Loan, 5.000%, maturing November 25, 2013			830,527
	1,198,752		Term Loan, 5.000%, maturing November 25, 2013			1,175,775
			Las Vegas Sands, LLC	B3	B-
	1,576,000		Term Loan, 2.010%, maturing May 23, 2014			1,380,313
	6,240,000		Term Loan, 2.010%, maturing May 23, 2014			5,465,198
		(2)	New World Gaming Partners, Ltd.	Caa3	D
	367,932	(3)	Term Loan, 2.751%, maturing September 30, 2014			338,129
	1,816,548	(3)	Term Loan, 2.751%, maturing September 30, 2014			1,669,407

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Gaming: (continued)
	Seminole Tribe Of Florida	Baa3	BBB
$16,444	Term Loan, 1.751%, maturing March 05, 2014			$15,855
	VML US Finance, LLC	B3	B-
876,362	Term Loan, 4.760%, maturing May 25, 2012			836,994
2,143,584	Term Loan, 4.760%, maturing May 27, 2013			2,042,434
1,612,139	Term Loan, 4.760%, maturing May 27, 2013			1,539,719
				30,588,160
Healthcare, Education and Childcare: 18.1%
	AGA Medical Corporation	B2	BB-
1,632,209	Term Loan, 2.257%, maturing April 26, 2013			1,491,431
	Bausch & Lomb, Inc.	B1	BB-
383,435	Term Loan, 3.501%, maturing April 24, 2015			368,630
1,578,947	Term Loan, 3.501%, maturing April 24, 2015			1,517,983
	Biomet, Inc.	B1	BB-
5,964,415	Term Loan, 3.250%, maturing March 25, 2015			5,792,598
	Bright Horizons Family Solutions, Inc.	Ba3	BB-
463,529	Term Loan, 7.500%, maturing May 28, 2015			465,847
	Catalent Pharma Solutions, Inc.	Ba3	BB-
6,413,333	Term Loan, 2.479%, maturing April 10, 2014			5,860,183
	CHG Medical Staffing, Inc.	Ba3	B+
1,810,500	Term Loan, 2.729%, maturing January 08, 2013			1,715,449
400,000	Term Loan, 2.751%, maturing January 08, 2013			379,000
	CHS/Community Health Systems, Inc.	Ba3	BB
37,651,498	Term Loan, 2.502%, maturing July 25, 2014			35,260,628
1,922,625	Term Loan, 2.502%, maturing July 25, 2014			1,800,538
	Concentra Operating Corporation	Ba3	B+
1,950,000	Term Loan, 2.510%, maturing June 25, 2014			1,837,875
	CRC Health Corporation	Ba3	B+
918,968	Term Loan, 2.501%, maturing February 06, 2013			864,978
961,662	Term Loan, 2.501%, maturing February 06, 2013			905,164
	Education Management Corporation	B1	BB-
4,114,263	Term Loan, 2.063%, maturing June 03, 2013			3,923,978
	Emdeon Business Services, LLC	Ba3	BB
2,272,682	Term Loan, 2.260%, maturing November 16, 2013			2,227,940
	EMSC, L.P.	Baa3	BBB-
2,853,782	Term Loan, 2.249%, maturing February 10, 2012			2,786,005
	Gambro Holding AB	NR	NR
1,670,984	Term Loan, 2.751%, maturing June 05, 2014			1,547,749

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
SEK	2,146,343		Term Loan, 2.990%, maturing June 05, 2014			$279,211
SEK	2,111,070		Term Loan, 2.990%, maturing June 05, 2014			274,622
	$1,670,984		Term Loan, 3.251%, maturing June 05, 2015			1,547,749
SEK	2,146,343		Term Loan, 3.490%, maturing June 05, 2015			279,211
SEK	2,111,070		Term Loan, 3.490%, maturing June 05, 2015			274,622
			Harlan Sprague Dawley, Inc.	B3	BB-
	$2,453,750		Term Loan, 3.730%, maturing July 11, 2014			2,239,047
			Harrington Holdings, Inc.	B1	BB-
	2,398,833		Term Loan, 2.479%, maturing December 28, 2013			2,234,914
			HCA, Inc.	Ba3	BB
	20,073,817		Term Loan, 2.501%, maturing November 18, 2013			19,088,374
			Health Management Associates, Inc.	B1	BB-
	3,609,560		Term Loan, 2.001%, maturing February 28, 2014			3,411,034
			Iasis Healthcare, LLC	Ba2	B+
	1,253,823	(5)	Term Loan, 2.229%, maturing March 14, 2014			1,199,491
	339,445	(5)	Term Loan, 2.229%, maturing March 14, 2014			324,735
	3,622,955	(5)	Term Loan, 2.229%, maturing March 14, 2014			3,465,962
			IM US Holdings, LLC	Ba2	BB
	4,402,771	(5)	Term Loan, 2.238%, maturing June 26, 2014			4,228,861
			IM US Holdings, LLC	B2	B-
	1,000,000		Term Loan, 4.481%, maturing June 26, 2015			970,750
			IMS Health, Inc.	Ba3	BB
EUR	1,000,000	(5)	Term Loan, maturing January 31, 2016			1,368,060
	$2,000,000	(5)	Term Loan, maturing February 17, 2016			2,013,250
			Molnlycke Health Care Group	NR	NR
EUR	200,000		Term Loan, 2.418%, maturing March 30, 2015			257,145
GBP	250,000		Term Loan, 2.521%, maturing March 31, 2015			350,704
EUR	181,943		Term Loan, 2.668%, maturing March 30, 2016			233,929
GBP	221,746		Term Loan, 2.771%, maturing March 31, 2016			311,068
			Multiplan, Inc.	B1	B+
	$1,049,449		Term Loan, 2.750%, maturing April 12, 2013			1,028,133
			National Mentor, Inc.	Ba3	B+
	126,588		Term Loan, 2.150%, maturing June 29, 2013			115,301
	3,062,840		Term Loan, 2.260%, maturing June 29, 2013			2,789,736

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Nyco Holdings 3 ApS	NR	NR
EUR	1,397,300	Term Loan, 2.768%, maturing December 29, 2014			$1,817,418
EUR	535,383	Term Loan, 2.956%, maturing December 29, 2014			696,354
EUR	86,211	Term Loan, 2.956%, maturing December 29, 2014			112,132
EUR	54,917	Term Loan, 2.956%, maturing December 29, 2014			71,429
EUR	388,312	Term Loan, 2.956%, maturing December 29, 2014			505,064
EUR	1,397,300	Term Loan, 3.518%, maturing December 29, 2015			1,817,418
EUR	535,383	Term Loan, 3.706%, maturing December 29, 2015			696,354
EUR	86,211	Term Loan, 3.706%, maturing December 29, 2015			112,132
EUR	54,917	Term Loan, 3.706%, maturing December 29, 2015			71,429
EUR	388,312	Term Loan, 3.706%, maturing December 29, 2015			505,064
		Orthofix Holdings, Inc.	B1	BB+
	$1,529,697	Term Loan, 6.750%, maturing September 22, 2013			1,531,609
		Quintiles Transnational Corporation	Ba2	BB
	2,908,185	Term Loan, 2.251%, maturing March 31, 2013			2,823,848
		Renal Advantage, Inc.	B1	B+
	3,200,690	Term Loan, 2.751%, maturing October 05, 2012			3,072,662
		Rural/Metro Operating Company, LLC	Ba3	BB
	750,000	Term Loan, 7.000%, maturing December 09, 2014			752,344
		Sterigenics International, Inc.	B3	B+
	1,763,814	Term Loan, 2.514%, maturing November 21, 2013			1,666,804
		Sun Healthcare Group, Inc.	Ba2	B+
	217,241	Term Loan, 0.151%, maturing April 21, 2014			205,510
	927,540	Term Loan, 2.305%, maturing April 21, 2014			877,453
		Surgical Care Affiliates, LLC	Ba3	B
	2,925,000	Term Loan, 2.251%, maturing December 29, 2014			2,745,844
		Team Health, Inc.	B1	BB
	2,000,678	Term Loan, 2.251%, maturing November 23, 2012			1,935,656
		United Surgical Partners International, Inc.	Ba3	B
	1,631,290	Term Loan, 2.240%, maturing April 19, 2014			1,530,694
	308,177	Term Loan, 2.230%, maturing April 21, 2014			289,173

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
			Vanguard Health Holdings Company II, LLC	Ba2	B+
	$2,250,000		Term Loan, 5.000%, maturing January 29, 2016			$2,257,736
			VWR International, Inc.	B1	B+
EUR	2,487,500		Term Loan, 2.918%, maturing June 29, 2014			3,040,933
	$1,492,500		Term Loan, 2.729%, maturing June 30, 2014			1,372,354
			Warner Chilcott Company, LLC	B1	BB+
	1,168,907		Term Loan, 5.500%, maturing October 30, 2014			1,171,319
	584,454		Term Loan, 5.750%, maturing April 30, 2015			585,349
	1,285,798		Term Loan, 5.750%, maturing April 30, 2015			1,287,768
						150,583,735
Home & Office Furnishings: 1.0%
			Global Garden Products Italy, S.P.A.	NR	NR
EUR	1,250,000	(3)	Term Loan, 3.594%, maturing October 19, 2014			874,014
EUR	1,250,000	(3)	Term Loan, 4.094%, maturing October 19, 2015			874,014
			Hilding Anders	NR	NR
SEK	17,864,613		Term Loan, 3.743%, maturing March 31, 2015			1,959,519
EUR	324,872		Term Loan, 3.957%, maturing April 25, 2015			348,844
			National Bedding Company	B1	BB-
	$2,149,763		Term Loan, 2.305%, maturing February 28, 2013			2,096,019
			Springs Window Fashions, LLC	B2	B+
	2,213,486		Term Loan, 3.063%, maturing December 31, 2012			2,005,971
						8,158,381
Insurance: 2.0%
			AmWINS Group, Inc.	B2	B-
	1,950,000		Term Loan, 2.760%, maturing June 08, 2013			1,820,813
			Applied Systems, Inc.	B1	B-
	1,196,568		Term Loan, 2.729%, maturing September 26, 2013			1,142,723
			Conseco, Inc.	Caa1	B-
	2,283,764		Term Loan, 7.500%, maturing October 10, 2013			2,174,572
			Crawford & Company	B1	BB-
	1,810,482		Term Loan, 5.250%, maturing October 30, 2013			1,774,272
			Crump Group	B2	B
	2,144,559		Term Loan, 3.230%, maturing August 01, 2014			1,935,465

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Insurance: (continued)
		Hub International, Ltd.	B2	B
$997,500		Term Loan, 6.750%, maturing June 12, 2014			$987,837
1,996,211		Term Loan, 2.751%, maturing June 13, 2014			1,842,129
448,699		Term Loan, 2.751%, maturing June 13, 2014			414,065
		Swett & Crawford	B3	B-
2,503,184		Term Loan, 2.499%, maturing April 03, 2014			2,140,223
		USI Holdings Corporation	B2	B-
598,500		Term Loan, 7.000%, maturing April 15, 2014			582,041
2,248,671		Term Loan, 3.010%, maturing May 05, 2014			2,048,164
					16,862,304
Leisure, Amusement, Entertainment: 3.7%
		24 Hour Fitness Worldwide, Inc.	Ba3	B+
3,128,125		Term Loan, 2.760%, maturing June 08, 2012			2,987,359
		Alpha D2, Ltd.	NR	NR
824,903		Term Loan, 2.447%, maturing December 31, 2013			741,794
1,221,225		Term Loan, 2.447%, maturing December 31, 2013			1,098,186
		AMF Bowling Worldwide, Inc.	B1	B
2,896,851		Term Loan, 2.728%, maturing June 08, 2013			2,563,713
		Cedar Fair, L.P.	Ba3	BB-
3,159,020		Term Loan, 4.229%, maturing August 30, 2014			3,144,214
		HIT Entertainment, Inc.	B1	CCC-
1,940,892		Term Loan, 2.499%, maturing March 20, 2012			1,716,073
		Kerasotes Showplace Theater, LLC	B1	B-
150,000		Revolver, 1.719%, maturing October 31, 2010			146,250
279,101		Term Loan, 4.813%, maturing October 28, 2011			279,101
		Metro-Goldwyn-Mayer, Inc.	Ba3	B+
17,743,161	(3)	Term Loan, 20.500%, maturing April 09, 2012			10,770,649
5,691,110	(3)	Term Loan, 20.500%, maturing April 09, 2012			3,454,680
		NEP II, Inc.	B1	B
4,242,277		Term Loan, 2.531%, maturing February 16, 2014			3,924,106
					30,826,125
Lodging: 1.7%
		Audio Visual Services Corporation	NR	NR
977,500		Term Loan, 2.510%, maturing February 28, 2014			708,688
		Hotel Del Coronado	B1	B+
16,400,000		Term Loan, 1.984%, maturing January 15, 2011			13,776,000
					14,484,688

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Machinery: 0.8%
			Bucyrus Internationl, Inc.	Ba2	BB
	$3,000,000		Term Loan, 4.500%, maturing February 21, 2016			$3,023,419
			Kion Group GmbH	NR	NR
	502,435		Term Loan, 2.479%, maturing December 23, 2014			376,826
EUR	1,244,942		Term Loan, 2.668%, maturing December 23, 2014			1,271,802
	$502,435		Term Loan, 2.729%, maturing December 23, 2015			376,826
EUR	1,151,414		Term Loan, 2.918%, maturing December 23, 2015			1,176,256
			NACCO Materials Handling Group, Inc.	NR	NR
	$997,416		Term Loan, 2.337%, maturing March 22, 2013			815,388
						7,040,517
Mining, Steel, Iron & Nonprecious Metals: 1.3%
			Noranda Aluminum Acquisition Corporation	B1	D
	2,645,663		Term Loan, 2.229%, maturing May 18, 2014			2,323,773
			Novelis Corporation	Ba3	BB-
	2,218,750		Term Loan, 2.240%, maturing July 06, 2014			2,152,188
	2,681,354		Term Loan, 2.244%, maturing July 06, 2014			2,600,914
			Oxbow Carbon and Minerals Holdings, LLC	B1	BB
	3,847,777		Term Loan, 2.251%, maturing May 08, 2014			3,741,962
						10,818,837
North American Cable: 11.8%
			Atlantic Broadband Finance, LLC	B1	BB-
	69,214		Term Loan, 2.510%, maturing September 01, 2011			68,406
	1,861,202		Term Loan, 6.750%, maturing June 01, 2013			1,867,717
			Block Communications, Inc.	Ba1	BB
	960,000		Term Loan, 2.283%, maturing December 22, 2011			907,200
			Bresnan Communications, LLC	B1	BB-
	1,240,625		Term Loan, 2.248%, maturing September 29, 2013			1,200,615
	2,729,375		Term Loan, 2.247%, maturing March 29, 2014			2,641,353
			Cequel Communications, LLC	Ba3	BB-
	27,948,418		Term Loan, 2.252%, maturing November 05, 2013			26,593,702
			Cequel Communications, LLC	B3	B-
	1,525,000		Term Loan, 4.749%, maturing May 05, 2014			1,492,861
		(2)	Charter Communications Operating, LLC	Ba2	BB+
	15,677,758		Term Loan, 2.230%, maturing March 06, 2014			14,674,993

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
North American Cable: (continued)
		CSC Holdings, Inc.	Baa3	BBB-
$19,827,556		Term Loan, 2.004%, maturing March 29, 2013			$19,322,567
		Insight Midwest Holdings, LLC	B1	B+
9,002,500		Term Loan, 2.250%, maturing April 07, 2014			8,691,635
		Knology, Inc.	B1	B
1,885,793		Term Loan, 3.751%, maturing June 30, 2014			1,837,077
		Mediacom Broadband, LLC	Ba3	BB-
8,149,955		Term Loan, 1.960%, maturing January 31, 2015			7,734,267
		Mediacom LLC Group	Ba3	BB-
3,591,000		Term Loan, 5.500%, maturing March 31, 2017			3,605,346
		San Juan Cable, LLC	B1	BB-
1,681,869		Term Loan, 2.010%, maturing October 31, 2012			1,586,213
		WideOpenWest Finance, LLC	B1	B-
5,789,583		Term Loan, 2.752%, maturing June 18, 2014			5,365,016
					97,588,968
Oil & Gas: 1.9%
		Alon USA Energy, Inc.	B1	BB-
214,444		Term Loan, 2.479%, maturing June 22, 2013			180,938
1,715,556		Term Loan, 2.486%, maturing June 22, 2013			1,447,500
		CGGVeritas Services, Inc.	Ba1	BB+
1,991,855	(5)	Term Loan, 3.465%, maturing January 12, 2014			1,961,977
		Hercules Offshore, LLC	B2	B
2,184,245		Term Loan, 6.000%, maturing July 11, 2013			2,079,128
		MEG Energy Corporation	B2	BB+
4,458,044		Term Loan, 6.000%, maturing April 03, 2016			4,400,927
		Niska Gas Storage US, LLC	Ba3	BB
1,320,562		Term Loan, 1.979%, maturing May 12, 2013			1,275,168
141,309		Term Loan, 1.979%, maturing May 12, 2013			136,451
95,221		Term Loan, 1.979%, maturing May 12, 2013			91,948
		SG Resources Mississippi, LLC	B1	BB
2,462,500		Term Loan, 2.104%, maturing April 02, 2014			2,302,438
		Targa Resources, Inc.	B1	BB-
1,000,000		Term Loan, 6.000%, maturing July 05, 2016			1,005,000
		Vulcan Energy Corporation	Ba2	BB
750,000		Term Loan, 5.500%, maturing September 29, 2015			757,500
					15,638,975
Other Broadcasting and Entertainment: 1.0%
		Nielsen Finance, LLC	Ba3	B+
2,939,776		Term Loan, 2.228%, maturing August 09, 2013			2,784,388

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Other Broadcasting and Entertainment: (continued)
	$5,971,432		Term Loan, 3.978%, maturing May 02, 2016			$5,814,682
						8,599,070
Other Telecommunications: 2.0%
			Asurion Corporation	B1	B
	5,236,875		Term Loan, 3.232%, maturing July 03, 2014			5,088,168
			BCM Ireland Holdings, Ltd.	Ba3	BB-
EUR	1,679,980		Term Loan, 2.293%, maturing September 30, 2014			2,095,336
EUR	1,680,261		Term Loan, 2.543%, maturing September 30, 2015			2,095,687
			Consolidated Communications, Inc.	B1	B+
	$1,000,000		Term Loan, 2.730%, maturing December 31, 2014			955,625
		(2)	Hawaiian Telcom Communications, Inc.	NR	NR
	2,876,710		Term Loan, 4.750%, maturing June 01, 2014			2,373,286
			Kentucky Data Link, Inc.	B1	B-
	2,514,710		Term Loan, 2.479%, maturing February 26, 2014			2,398,405
			U.S. Telepacific Corporation	B1	CCC+
	1,600,000		Term Loan, 9.250%, maturing August 17, 2015			1,606,250
						16,612,757
Personal & Nondurable Consumer Products: 2.5%
			Advantage Sales & Marketing, Inc.	B1	B
	2,799,659		Term Loan, 2.258%, maturing March 29, 2013			2,683,005
			Bushnell, Inc.	Ba3	B-
	1,690,355		Term Loan, 4.501%, maturing August 24, 2013			1,567,804
			Fender Musical Instruments Corporation	B2	B+
	1,149,167		Term Loan, 2.510%, maturing June 09, 2014			985,410
	2,275,000		Term Loan, 2.510%, maturing June 09, 2014			1,950,813
			Gibson Guitar Corporation	Caa1	B+
	417,145		Term Loan, 7.250%, maturing December 29, 2013			352,488
			Huish Detergents, Inc.	Ba2	BB
	1,645,158		Term Loan, 2.010%, maturing April 26, 2014			1,589,634
			Information Resources, Inc.	B1	B-
	286,554		Term Loan, 2.007%, maturing May 16, 2014			275,808
			Jarden Corporation	Ba1	BB+
	1,359,300		Term Loan, 2.001%, maturing January 24, 2012			1,351,137
	162,457		Term Loan, 2.001%, maturing January 24, 2012			160,528

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal & Nondurable Consumer Products: (continued)
$2,647,331		Term Loan, 3.501%, maturing January 26, 2015			$2,650,626
		KIK Custom Products, Inc.	B3	CCC+
290,477		Term Loan, 2.500%, maturing June 02, 2014			252,230
1,694,447		Term Loan, 2.500%, maturing June 02, 2014			1,471,344
		Mega Bloks, Inc.	Caa3	C
955,000		Term Loan, 9.750%, maturing July 26, 2012			619,158
		Spectrum Brands, Inc.	B3	B-
142,368		Term Loan, 8.000%, maturing June 29, 2012			142,546
2,771,002		Term Loan, 8.001%, maturing June 29, 2012			2,774,467
		Yankee Candle Company, Inc.	Ba3	BB-
2,087,261		Term Loan, 2.230%, maturing February 06, 2014			2,011,598
					20,838,596
Personal, Food & Miscellaneous: 2.0%
		Acosta, Inc.	B1	B
3,887,288		Term Loan, 2.480%, maturing July 28, 2013			3,726,937
		Arbys Restaurant Group, Inc.	Ba2	BB
2,488,029		Term Loan, 7.250%, maturing July 25, 2012			2,509,023
		Culligan International Company	B3	B-
972,500		Term Loan, 2.480%, maturing November 24, 2012			819,939
		Dennys, Inc.	Ba2	BB
450,000		Term Loan, 2.250%, maturing March 31, 2012			441,000
400,000		Term Loan, 2.348%, maturing March 31, 2012			392,000
		N.E.W. Customer Services Companies, Inc.	B1	B+
2,971,987		Term Loan, 2.729%, maturing May 22, 2014			2,847,164
		OSI Restaurant Partners, Inc.	B3	B+
505,264		Term Loan, 2.518%, maturing June 14, 2013			449,955
5,651,913		Term Loan, 2.563%, maturing June 14, 2014			5,033,232
		Seminole Hard Rock Entertainment, Inc.	B1	BB
750,000		Floating Rate Note, maturing March 15, 2014			667,500
					16,886,750
Printing & Publishing: 9.5%
		American Achievement Corporation	B1	B+
191,957		Term Loan, 6.258%, maturing March 25, 2011			182,359
		Black Press, Ltd.	B1	B-
1,397,266	(5)	Term Loan, 2.252%, maturing August 02, 2013			957,127
848,340	(5)	Term Loan, 2.252%, maturing August 02, 2013			581,113

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
			Caribe Information Investments Inc.	B2	CCC+
	$1,911,300		Term Loan, 2.490%, maturing March 31, 2013			$1,509,927
			Cengage Learning, Inc.	B2	B+
	7,029,916		Term Loan, 2.750%, maturing July 03, 2014			6,129,693
			Cenveo Corporation	Ba2	BB
	16,181		Term Loan, 4.753%, maturing June 21, 2013			16,209
	1,001,240		Term Loan, 4.753%, maturing June 21, 2013			1,002,962
		(2)	Dex Media East, LLC	B1	B+
	4,466,384		Term Loan, 2.753%, maturing October 24, 2014			4,073,713
		(2)	Dex Media West, LLC	Ba3	B+
	4,079,943		Term Loan, 7.500%, maturing October 24, 2014			3,914,705
			Flint Group Holdings S.A.R.L.	NR	NR
	841,151		Term Loan, 2.889%, maturing December 31, 2014			810,309
	353,279		Term Loan, 2.889%, maturing December 31, 2014			340,325
	2,333,333		Term Loan, 2.889%, maturing May 29, 2015			2,247,777
EUR	666,667		Term Loan, 3.270%, maturing May 29, 2015			879,311
	$1,277,104		Term Loan, 2.889%, maturing December 31, 2015			1,230,277
			FM Mergerco, Inc.	B1	B
	1,837,776	(3)	Term Loan, 8.750%, maturing June 12, 2012			1,448,779
			Hanley Wood, LLC	Caa1	CCC
	2,667,925		Term Loan, 2.529%, maturing March 08, 2014			1,225,023
			Intermedia Outdoor, Inc.	NR	NR
	1,600,500		Term Loan, 3.251%, maturing January 31, 2013			1,327,415
			Mediannuaire Holding	NR	NR
EUR	1,561,344		Term Loan, 2.964%, maturing October 10, 2014			1,539,737
EUR	1,561,189		Term Loan, 3.464%, maturing October 09, 2015			1,539,584
			Merrill Communications, LLC	B1	CCC+
	$2,761,595		Term Loan, 8.500%, maturing December 24, 2012			2,423,299
			Nelson Education Ltd.	B1	B
	3,910,000		Term Loan, 2.751%, maturing July 05, 2014			3,597,200
			PagesJaunes Groupe, S.A.	NR	NR
EUR	800,000		Term Loan, 1.923%, maturing November 22, 2013			960,595
			PBL Media Finance Pty Ltd.	B1	NR
AUD	24,331,191		Term Loan, 6.548%, maturing February 05, 2013			18,768,526

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
	(2)	Prism Business Media Holdings/ Penton Media, Inc.	NR	D
$1,653,250		Term Loan, 2.497%, maturing February 01, 2013			$1,221,752
		R.H. Donnelley Corporation	B1	B
4,435,987		Term Loan, 9.250%, maturing October 24, 2014			4,373,143
		Source Media, Inc.	B2	B
2,717,737		Term Loan, 5.260%, maturing November 08, 2011			2,568,261
		Springer Science + Business Media, S.A.	B1	B+
2,000,000		Term Loan, 6.751%, maturing June 17, 2016			1,996,666
	(2)	SuperMedia, Inc.	B3	NR
8,615,031	(3)	Term Loan, 11.000%, maturing December 31, 2015			7,896,218
	(2)	Tribune Company	NR	NR
1,491,225	(3)	Term Loan, 5.250%, maturing June 04, 2014			914,440
		Valassis Communications, Inc.	Ba2	BB-
986,052		Term Loan, 2.010%, maturing March 02, 2014			968,385
1,007,413		Term Loan, 2.010%, maturing March 02, 2014			989,364
		Yell Group, PLC	NR	NR
1,690,294		Term Loan, 3.979%, maturing July 31, 2014			1,299,111
					78,933,305
Radio and TV Broadcasting: 5.9%
	(2)	Citadel Broadcasting Corporation	NR	D
4,885,307		Term Loan, 1.980%, maturing June 12, 2014			4,062,655
		CMP KC, LLC	NR	NR
1,338,663	(3)	Term Loan, 3.501%, maturing May 03, 2011			113,786
		CMP Susquehanna Corporation	Caa3	CCC+
4,560,045		Term Loan, 2.250%, maturing May 05, 2013			3,632,363
		Cumulus Media, Inc.	Caa1	B-
4,692,844		Term Loan, 4.229%, maturing June 11, 2014			4,056,377
		CW Media Holdings, Inc.	B3	B
2,688,125		Term Loan, 3.501%, maturing February 16, 2015			2,510,878
		FoxCo Acquisition, LLC	B2	B
1,113,931		Term Loan, 7.500%, maturing July 14, 2015			1,073,551
		Local TV Finance, LLC	B3	B-
2,827,500		Term Loan, 2.260%, maturing May 07, 2013			2,464,638
		Nexstar Broadcasting, Inc.	B1	B
2,329,018		Term Loan, 5.000%, maturing October 01, 2012			2,266,910
2,201,810		Term Loan, 5.004%, maturing October 01, 2012			2,143,094

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Radio and TV Broadcasting: (continued)
			ProSiebenSat.1 Media AG	NR	NR
EUR	1,410,928		Term Loan, 2.411%, maturing July 02, 2014			$1,678,715
EUR	64,583		Term Loan, 2.411%, maturing July 02, 2014			76,841
EUR	36,050		Term Loan, 2.536%, maturing July 03, 2015			43,404
EUR	801,232		Term Loan, 2.536%, maturing July 03, 2015			964,684
			Regent Broadcasting, LLC	Caa1	D
	$3,067,942	(3)	Term Loan, 6.000%, maturing November 21, 2013			2,454,354
			Sinclair Television Group, Inc.	Ba2	NR
	1,400,000		Term Loan, 6.500%, maturing October 29, 2015			1,411,666
			Spanish Broadcasting Systems, Inc.	Caa3	CCC+
	1,969,737		Term Loan, 2.010%, maturing June 11, 2012			1,684,126
			Univision Communications, Inc.	B2	B-
	20,999,786		Term Loan, 2.501%, maturing September 29, 2014			18,174,663
						48,812,705
Retail Stores: 7.6%
			Amscan Holdings, Inc.	B1	B
	1,633,800		Term Loan, 2.501%, maturing May 25, 2013			1,560,279
			CBR Fashion GmbH	NR	NR
EUR	500,000		Term Loan, 2.543%, maturing April 20, 2015			623,728
EUR	446,470		Term Loan, 2.793%, maturing April 19, 2016			556,952
			Claires Stores, Inc.	Caa2	B-
	$4,467,326		Term Loan, 3.001%, maturing May 29, 2014			3,714,264
			Dollar General Corporation	Ba3	BB
	7,256,413		Term Loan, 2.990%, maturing July 07, 2014			7,059,380
			Dollarama Group, L.P.	Ba1	BB-
	2,199,093		Term Loan, 1.999%, maturing November 18, 2011			2,177,102
			General Nutrition Centers, Inc.	B1	B
	2,459,222		Term Loan, 2.500%, maturing September 16, 2013			2,350,094
			Guitar Center, Inc.	B3	B-
	4,860,577		Term Loan, 3.730%, maturing October 09, 2014			4,329,962
			Harbor Freight Tools USA, Inc.	B1	B+
	3,438,435	(5)	Term Loan, maturing February 23, 2016			3,452,044
			Michaels Stores, Inc.	B3	B
	1,943,735		Term Loan, 2.519%, maturing October 31, 2013			1,758,777
	2,615,828		Term Loan, 4.769%, maturing July 31, 2016			2,502,477
			Neiman Marcus Group, Inc.	B3	BB-
	7,180,013		Term Loan, 2.255%, maturing April 06, 2013			6,476,371

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
			Petco Animal Supplies, Inc.	B1	B+
	$4,971,250		Term Loan, 2.488%, maturing October 25, 2013			$4,866,645
			Phones 4U Group, Ltd.	NR	NR
GBP	337,877		Term Loan, 3.025%, maturing September 22, 2014			373,516
GBP	323,150		Term Loan, 3.525%, maturing September 22, 2015			357,236
			Pilot Travel Centers, LLC	Ba2	BBB-
	$1,350,000	(5)	Term Loan, maturing November 24, 2015			1,361,929
			Rite Aid Corporation	B3	B+
	5,907,437		Term Loan, 1.980%, maturing June 04, 2014			5,279,772
	1,389,962		Term Loan, 6.000%, maturing June 04, 2014			1,328,903
	1,500,000		Term Loan, 9.500%, maturing June 10, 2015			1,564,125
	500,000		Term Loan, 9.500%, maturing June 10, 2015			521,375
			Sally Holding, LLC	B1	BB
	2,335,454		Term Loan, 2.480%, maturing November 15, 2013			2,300,841
			Toys "R" Us, Inc.	B1	BB-
	4,368,159		Term Loan, 4.479%, maturing July 19, 2012			4,369,968
			Vivarte S.A.S.	NR	NR
EUR	1,924,280		Term Loan, 2.423%, maturing March 09, 2015			2,211,755
EUR	1,924,280		Term Loan, 2.923%, maturing March 08, 2016			2,211,755
						63,309,250
Satellite: 0.5%
			Intelsat Corporation	B1	BB-
	$1,370,298		Term Loan, 2.731%, maturing January 03, 2014			1,308,421
	1,369,879		Term Loan, 2.731%, maturing January 03, 2014			1,308,021
	1,369,879		Term Loan, 2.731%, maturing January 03, 2014			1,308,021
						3,924,463
Telecommunications Equipment: 1.6%
			CommScope, Inc.	Ba2	BB
	780,872		Term Loan, 2.746%, maturing December 26, 2014			772,366
			Macquarie UK Broadcast Ventures, Ltd.	NR	NR
GBP	4,383,255		Term Loan, 2.541%, maturing March 10, 2014			5,502,816
			Sorenson Communications, Inc.	Ba2	B+
	$3,443,813		Term Loan, 6.000%, maturing August 16, 2013			3,342,651

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Telecommunications Equipment: (continued)
			TDF, S.A.	NR	NR
EUR	1,500,000		Term Loan, 2.418%, maturing January 30, 2015			$1,739,821
EUR	1,500,000		Term Loan, 2.668%, maturing January 29, 2016			1,739,821
						13,097,475
Utilities: 7.0%
			Boston Generating, LLC	Caa2	CCC+
	$1,611,570		Term Loan, 2.501%, maturing December 20, 2013			1,302,015
	628,027		Term Loan, 2.533%, maturing December 20, 2013			507,393
			Calpine Corporation	B2	B+
	10,398,019	(5)	Term Loan, 3.135%, maturing March 29, 2014			9,800,756
			Coleto Creek WLE, L.P.	B1	B+
	2,342,427		Term Loan, 2.996%, maturing June 28, 2013			2,130,145
	437,602		Term Loan, 3.001%, maturing June 28, 2013			397,944
			FirstLight Power Resources, Inc.	B1	B+
	2,269,643		Term Loan, 2.750%, maturing November 01, 2013			2,134,599
	558,045		Term Loan, 2.813%, maturing November 01, 2013			524,841
			FirstLight Power Resources, Inc.	B3	CCC+
	610,514		Term Loan, 4.813%, maturing May 01, 2014			565,743
			Great Point Power, LLC	Ba1	BB+
	1,000,000	(5)	Term Loan, maturing December 26, 2016			1,017,500
			Infrastrux Group, Inc.	B2	B
	3,986,005		Term Loan, 8.000%, maturing November 05, 2012			3,617,300
			MACH Gen, LLC	Ba3	BB-
	444,571		Term Loan, 2.251%, maturing February 22, 2013			414,340
			NRG Energy, Inc.	Baa3	BB+
	2,533,793		Term Loan, 1.995%, maturing February 01, 2013			2,454,467
	7,557,512		Term Loan, 2.001%, maturing February 01, 2013			7,320,909
			Texas Competitive Electric Holdings Company, LLC	B1	B+
	7,987,500		Term Loan, 3.729%, maturing October 10, 2014			6,373,362
	6,404,456		Term Loan, 3.729%, maturing October 10, 2014			5,151,950
	2,945,986		Term Loan, 3.729%, maturing October 10, 2014			2,380,543
	5,865,000		Term Loan, 3.729%, maturing October 10, 2014			4,742,586

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Utilities: (continued)
		TPF Generation Holdings, LLC	Ba3	BB
	$1,992,014	Term Loan, 2.229%, maturing December 15, 2013			$1,931,839
	1,431,519	Term Loan, 2.251%, maturing December 15, 2013			1,388,276
		TPF Generation Holdings, LLC	B3	B+
	1,500,000	Term Loan, 4.483%, maturing December 15, 2014			1,329,375
		Viridian Group, PLC	NR	NR
EUR	1,072,386	Term Loan, 4.919%, maturing October 24, 2012			1,219,683
GBP	1,080,000	Term Loan, 5.042%, maturing October 24, 2012			1,361,341
					58,066,907
		Total Senior Loans (Cost $1,175,019,981)			1,102,501,436
Other Corporate Debt: 0.6%
Diversified / Conglomerate Manufacturing: 0.6%
		Flextronics International, Ltd.	Ba1	BB+
	$2,677,954	Unsecured Term Loan, 2.490%, maturing October 01, 2014			2,541,825
	2,194,346	Unsecured Term Loan, 2.501%, maturing October 01, 2014			2,082,801
					4,624,626
Cargo Transport: 0.0%
		US Shipping Partners, L.P.	NR	NR
	297,646	Subordinated Loan, 2.500%, maturing August 07, 2013			93,014
					93,014
		Total Other Corporate Debt (Cost $5,022,484)			4,717,640
Equities and Other Assets: 0.6%

		Description	Market Value USD
(1	), (@) , (R)	Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	—
(@) , (R)		Ascend Media (Residual Interest)	—
(@) , (R)		Block Vision Holdings Corporation (571 Common Shares)	—
(2	), (@) , (R)	Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)	—
(2	), (@) , (R)	Cedar Chemical (Liquidation Interest)	—
(@) , (R)		Decision One Corporation (1,545,989 Common Shares)	—
(2	), (@) , (R)	Enterprise Profit Solutions (Liquidation Interest)	—

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

		Description		Market Value USD
(4	), (@) , (R)	Euro United Corporation (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	Ferretti SPA (Warrants for 0.111% Participation Interest)		—
(2	), (@) , (R)	Gainey Corporation (Residual Interest)		—
(2	), (@) , (R)	Grand Union Company (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	Idearc - Supermedia (37,592 Common Shares)		1,578,864
(2	), (@) , (R)	ION Media Networks (7,182 Common Shares)		1,571,063
(2	), (@) , (R)	Kevco Inc. (Residual Interest in Bankruptcy Estate)		25
(2	), (@) , (R)	Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)		—
(@) , (R)		Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	Reader's Digest (83,830 Common Shares)		1,574,327
(@) , (R)		Safelite Realty Corporation (57,804 Common Shares)		305,205
(1	), (@) , (R)	Transtar Metals (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	US Office Products Company (Residual Interest in Bankruptcy Estate)		—
(2	), (@) , (R)	US Shipping Partners, L.P. (19,404 Common Shares)		—
		Total for Equities and Other Assets (Cost $4,314,987)		$5,029,484
		Total Investments (Cost $1,184,357,452)**	134.0%	$1,112,248,560
		Other Assets and Liabilities — Net	(34.0)	(281,463,787)
		Net Assets	100.0%	$830,784,773

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa are considered to be below investment grade.

  NR  Not Rated

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (3)  Loan is on non-accrual basis.

  (4)  The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.

  (5)  Trade pending settlement. Contract rates do not take effect until settlement date.

  (@)  Non-income producing security.

  (R)  Restricted security.

  AUD  Australian Dollar

  GBP  British Pound Stirling

  EUR  Euro

  SEK  Swedish Kronor

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

  **  For Federal Income Tax purposes cost of investments is $1,185,528,118.
Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$9,191,287
Gross Unrealized Depreciation	(82,470,845)
Net Unrealized Depreciation	$(73,279,558)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2010 in valuing the Trust's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/28/10
Asset Table Investments, at value
Senior Loans	$—	$1,088,725,436	$13,776,000	$1,102,501,436
Other Corporate Debt	—	4,717,640	—	4,717,640
Equities and Other Assets	—	—	5,029,484	5,029,484
Total Investments, at value	$—	$1,093,443,076	$18,805,484	$1,112,248,560
Other Financial Instruments+
Forward foreign currency contracts	—	1,440,797	—	1,440,797
Total Assets	$—	$1,094,883,873	$18,805,484	$1,113,689,357
Liabilities Table Other Financial Instruments+
Forward foreign currency contracts	$—	$(58,327)	$—	$(58,327)
Unfunded Commitments	—	(1,488,579)	—	(1,488,579)
Total Liabilities	$—	$(1,546,906)	$—	$(1,546,906)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Trust's assets and liabilities during the year ended February 28, 2010:

	Beginning Balance at 02/28/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)
Senior Loans	$24,595,232	$—	$(1,800,063)	$1,067,083	$(24,390,143)	$14,303,891
Equities and Other Assets	462,482	3,145,390	(268,475)	—	235,511	1,454,576
Total	$25,057,714	$3,145,390	$(2,068,538)	$1,067,083	$(24,154,632)	$15,758,467

	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 2/28/10
Senior Loans	$—	$—	$13,776,000
Equities and Other Assets	—	—	5,029,484
Total	$—	$—	$18,805,484

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2010 (continued)

As of February 28, 2010, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $6,997,637.

  ^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

  +  Other Financial Instruments are securities or derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded committments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Trust. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

At February 28, 2010 the following forward foreign currency contracts were outstanding for ING Prime Rate Trust :

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar AUD 21,323,000	Sell	05/28/10	$18,997,514	$18,950,226	$47,288
British Pound Sterling GBP 7,117,700	Sell	03/31/10	11,091,519	10,850,882	240,637
British Pound Sterling GBP 2,016,300	Sell	04/30/10	3,333,133	3,073,205	259,928
Euro EUR 42,650,500	Sell	03/31/10	58,874,440	58,091,811	782,629
Euro EUR 2,400,000	Sell	04/30/10	3,379,104	3,268,789	110,315
Euro EUR 5,029,500	Sell	05/28/10	6,839,969	6,849,798	(9,829)
Sweden Kronor SEK 21,629,000	Sell	03/31/10	2,989,328	3,037,826	(48,498)
			$105,505,007	$104,122,537	$1,382,470

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Prime Rate Trust was held June 30, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Prime Rate Trust, Common Shares

1  To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

ING Prime Rate Trust, Preferred Shares

2  To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Common Shares Trustees	Colleen D. Baldwin	119,395,599.305	5,379,073.994	0	124,774,673.299
	Patricia W. Chadwick	119,615,829.192	5,158,844.107	0	124,774,673.299
	Robert W. Crispin	119,598,761.327	5,175,911.972	0	124,774,673.299
	Peter S. Drotch	119,577,100.252	5,197,573.047	0	124,774,673.299
	J. Michael Earley	119,638,817.212	5,135,856.087	0	124,774,673.299
	Patrick W. Kenny	119,600,013.034	5,174,660.265	0	124,774,673.299
	Shaun P. Mathews	119,617,486.184	5,157,187.115	0	124,774,673.299
	Sheryl K. Pressler	119,614,588.829	5,160,084.470	0	124,774,673.299
Preferred Shares Trustees	John V. Boyer	4,858.900	270.100	0	5,129.000
	Roger B. Vincent	4,857.900	271.100	0	5,129.000

*  Proposals Passed

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, PNC will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the NAV on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by PNC when the market price plus estimated fees is less than the NAV on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust's Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2010 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 29, 2010	February 8, 2010	February 23, 2010

February 26, 2010	March 8, 2010	March 22, 2010

March 31, 2010	April 8, 2010	April 22, 2010

April 30, 2010	May 6, 2010	May 24, 2010

May 28, 2010	June 8, 2010	June 22, 2010

June 30, 2010	July 8, 2010	July 22, 2010

July 30, 2010	August 6, 2010	August 23, 2010

August 31, 2010	September 8, 2010	September 22, 2010

September 30, 2010	October 7, 2010	October 22, 2010

October 29, 2010	November 8, 2010	November 22, 2010

November 30, 2010	December 8, 2010	December 22, 2010

December 21, 2010	December 29, 2010	January 12, 2011

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

STOCK DATA

The Trust's common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of February 28, 2010 was 4,228 which does not include approximately 39,620 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Trust's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 992-0180.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on May 26, 2009 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

ING Prime Rate Trust

TAX INFORMATION (Unaudited)

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 2010) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 28, 2010:

Type of Dividend	Per Share Amount	Ex-Dividend Date	Payable Date
Ordinary Income	$0.0240	3/6/09	3/23/09
	$0.0240	4/8/09	4/17/09
	$0.0230	5/7/09	5/22/09
	$0.0230	6/8/09	6/22/09
	$0.0220	7/8/09	7/22/09
	$0.0320	8/6/09	8/24/09
	$0.0320	9/8/09	9/22/09
	$0.0320	10/8/09	10/22/09
	$0.0280	11/6/09	11/23/09
	$0.0250	12/8/09	12/22/09
	$0.0250	12/29/09	1/13/10
	$0.0250	2/8/10	2/23/10
Total	$0.3150

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 28, 2010:

Preferred Shares	Type of Dividend	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates	Average Rate
Series M	Ordinary Income	$60.32	03/02/09 — 02/22/10	03/09/09 — 03/01/10	03/10/09 — 03/02/10	0.24%
Series T	Ordinary Income	$57.70	03/03/09 — 02/23/10	03/10/09 — 03/02/10	03/11/09 — 03/03/10	0.23%
Series W	Ordinary Income	$59.96	03/04/09 — 02/24/10	03/11/09 — 03/03/10	03/12/09 — 03/04/10	0.24%
Series Th	Ordinary Income	$58.82	03/05/09 — 02/25/10	03/12/09 — 03/04/10	03/13/09 — 03/05/10	0.23%
Series F	Ordinary Income	$59.15	03/06/09 — 02/26/10	03/13/09 — 03/05/10	03/16/09 — 03/08/10	0.23%

Of the ordinary distributions made during the year ended February 28, 2010, 0.41% qualify for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended February 28, 2010, 0.41% of net investment income dividends paid by the Trust are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 84.22% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address, and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	October 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 - Present); President, National Charity League/Canaan Parish Board (April 2005 - March 2009) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56 Trustee		January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	October 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	February 2002 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Centerra Gold (May 2008 - Present) and Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address, and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Trustee
Trustees who are "Interested Persons:"

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	October 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	136	Intact Financial Corporation (December 2004 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC(8) (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC and ING Funds Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services, LLC (December 2006 - Present).

(1)  The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	February 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	August 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (June 1995 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President	November 1997 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	August 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present) and Managing Paralegal Registration Statements (June 2003 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

Daniel A. Norman 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Senior Vice President and Treasurer	April 1995 - Present June 1997 - Present	Senior Vice President and Senior Portfolio Manager in the ING Investment Management Co. (November 1999 - Present).

Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 1999 - Present	Senior Vice President in the ING Investment Management Co. (January 2000 - Present).

Elliot A. Rosen 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Senior Vice President	May 2002 - Present	Senior Vice President, ING Investment Management Co. (February 1999 - Present).

William H. Rivoir III 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Senior Vice President and Assistant Secretary	February 2001 - Present	Senior Vice President in the ING Investment Management Co. (January 2004 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Curtis F. Lee 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Senior Vice President and Chief Credit Officer	February 2001- Present	Senior Vice President and Chief Credit Officer, ING Investment Management Co. (January 2001 - Present).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, ING Prime Rate Trust's (the "Trust") existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co., the sub-adviser to the Trust (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Trust's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Trust's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Trust's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Trust ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"), including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Trust is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Trust's Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Group of investment companies ("SPG") to be used by the Trust for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Trust's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Trust by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for the Trust: (1) FACT sheets that provided information regarding the performance and expenses of the Trust and other similarly managed funds in its SPG, as well as information regarding the Trust's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Trust; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Trust's benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Trust's) advisory contracts and sub-advisory contract, including a written analysis for the Trust of how performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Trust performance by the Trust's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Trust; and (11) other information relevant to the Board's evaluations.

The Trust's common shares were used for purposes of certain comparisons to the funds in its SPG. Common shares were selected because they are the only Trust class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the SPG. The mutual funds included in the Trust's SPG were selected based upon criteria designed to mirror the Trust share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex (including the Trust) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex. The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser.

In considering the Trust's Advisory Contract, the Board also considered the extent of benefits provided to the Trust's shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Trust were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Trust's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Trust (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Trust and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Trust's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Trust Performance

In assessing the advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Trust. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Trust included its investment performance compared to the Trust's Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Trust asset level as of September 30, 2009.

The Trust's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Trust's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Trust, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Trust outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Trust underperformed its benchmark for all periods presented, with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Trust is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year and ten-year period.

In analyzing this performance data, the Board took into consideration: (1) that in July 2008, the Trust's portfolio management team was modified; (2) Management's representations regarding the current portfolio management team's expertise in managing assets in this asset class; (3) Management's expectation that the Trust's longer-term investment performance will improve; and (4) that Management would continue to monitor, and

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board or its IRC would periodically review, the Trust's investment performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Trust grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Trust is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Trust had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered, information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Trust and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Trust, as compared to non-registered investment company clients; market differences in fee rates that existed when the Trust first was organized; differences in the original sponsors of the Trust that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Trust to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services for the Trust. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Trust.

The Board considered: (1) the fee structure of the Trust as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Trust. For the Trust, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Trust, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability. Further, the Board considered that the decline in the Trust's asset levels caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Trust, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Trust, as compared to its SPG, including that: (a) the management fee for the Trust is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Trust is below the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account Management's representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

The Board recognized that analysis of the Adviser's profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Trust's operations may not be fully reflected in the expenses allocated to the Trust in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Trust's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Trust's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Trust's portfolio management team was modified in 2008 and that Management would continue to monitor, and the Board or its IRC would periodically review, the Trust's investment performance, the Board will permit the Trust to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Institutional Investors and Analysts

Call ING Prime Rate Trust

1-800-336-3436, Extension 2217

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:

ING Prime Rate Trust Account

c/o ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust.

PRAR-UPRT

(0210-042110)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J.Michael Earley and Peter Drotch are an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,000 for year ended February 28, 2010 and $66,000 for year ended February 28, 2009.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended February 28, 2010 and $26,200 for the year ended February 28, 2009.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,315 in the year ended February 28, 2010 and $10,970 in the year ended February 28, 2009.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

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Last Approved:  November 13, 2008

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
[Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)
Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,011,031 for year ended February 28, 2010 and $1,637,485 for fiscal year ended February 28, 2009.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia
W. Chadwick and Peter S. Drotch.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 25, 2010

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund

(1)                                  Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)                                  The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder

(1)                                  The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or

3

service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

4

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

5

4.               Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website.  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying

6

master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

7

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)           Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                     ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such

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instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or

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restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

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1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are

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silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information

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and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A

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record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2010

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely

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independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally vote FOR a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

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If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                      The issue relevant to the majority negative vote has been adequately addressed or cured (issuers with nominees receiving majority negative votes related to adoption of poison pills without shareholder approval will be expected to provide compelling rationale if they do not elect to redeem the pill or put it to a vote), or

(2)                      The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.  However, generally do WITHHOLD support from nominees cited by the Agent for structuring or increasing equity compensation in a manner intended to deliver a consistent dollar value without regard to performance measures.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present but generally WITHHOLD support if they are not.

(4)                      If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments,

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vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(5)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(6)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(7)                      If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(8)                      Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(9)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive, and generally WITHHOLD support in such cases when named executives have material input into setting their own compensation.

(10)                If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

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(11)                If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(12)                If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to

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management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                      Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time, and

(2)                      Maintains a dual class capital structure, has authority to issue blank check preferred stock, or is a controlled company.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and

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consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that board compensation and/or nominating committees be composed exclusively of independent directors.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                      Only if the director’s legal expenses would be covered.

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2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

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Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings or to Act by Written Consent

Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings or to take action by written consent.  Consider on a CASE-BY-CASE basis management proposals about which the Agent has cited anti-takeover concerns.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such

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as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal, or, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                      Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions

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in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

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Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

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•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

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Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

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Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases

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will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to

36

termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                      Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be

37

considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)                      Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be

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considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

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•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Advisor

12.                               Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

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In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

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For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections.  Specifically, at listed subsidiary companies with publicly-traded parent companies, generally vote AGAINST reelection of top executives if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards.  At listed subsidiaries with the U.S.-style board-with-committees, generally also vote AGAINST nominating committee members who are insiders or affiliated outsiders if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards.  However, so that companies may have time to identify and recruit qualified candidates, for 2010, generally DO NOT VOTE AGAINST the reelection of executives if the company has at least one independent director.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  Bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

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Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For markets such as the tax havens, Australia, Canada, Hong Kong, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.  For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

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Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  Permit post-employment vesting if deemed inappropriate by the Agent;

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•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, severance/termination payments relative to multiples of annual compensation, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)                      The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;

(2)                      The recipient’s overall compensation appears reasonable;

(3)                      Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                      The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                      Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)                      Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                      Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);

(4)                      Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                      For issuers in the United Kingdom, include components, metrics or rationales that have not been adequately disclosed;

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(6)                      For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                      Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                      The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                      The recipient’s overall compensation appears reasonable, and;

(3)                      The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

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Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

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Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for European companies in the MSCI EAFE index, provided the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

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Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s

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charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  It is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

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•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals comprise the investment committee of the Trust and share responsibility for the day-to-day management of the Trust’s portfolio:

Daniel A. Norman.  Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman has managed the Trust since April 1995 and is responsible for the operations, analytics, legal and marketing areas for the Trust. Mr. Norman also serves as Senior Vice President of the Trust, and he serves as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman co-manages the Trust with Mr. Bakalar.

Jeffrey A. Bakalar.  Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Mr. Bakalar has managed the Trust since January 1998 and is responsible for overseeing the portfolio management of the Trust. Before joining ING Groep N.V., Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Trust and as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-manages the Trust with Mr. Norman.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of February 28, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel A. Norman	2	$2.14	10	$7.22	0	$0
Jeffrey A. Bakalar	2	$2.14	10	$7.22	0	$0

* Of these other accounts, none have an advisory fee based on performance.

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the S&P’s LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Inc. (“Morningstar”), Lipper Analytical Services, Inc. (“Lipper”) and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2010, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Trust Shares Owned
Daniel A. Norman	over $100,000
Jeffrey A. Bakalar	$50,001 - $100,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODEETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Prime Rate Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 7, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	May 7, 2010